UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.   )

Filed by the Registrant  ☑                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

UNILIFE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

October 16, 2012

Dear Unilife Stockholder:

You are cordially invited to attend this year’s annual meeting of stockholders to be held on Thursday, November 29, 2012, at 4:00 P.M., U.S. Eastern Standard Time (8:00 A.M. Australian Eastern Daylight Time on Friday, November 30, 2012), at the Intercontinental New York Barclay, 111 East 48th Street, New York, New York 10017. The meeting will be broadcast via the Investor Relations section of our website www.unilife.com as a “live” listen only webcast.

All stockholders and holders of CHESS Depository Interest (CDIs) are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, we urge you to submit your proxy card or CDI voting instruction form as soon as possible so that your shares (or shares underlying your CDIs) can be voted at the meeting in accordance with your instructions. For specific instructions on voting, please refer to the instructions on the proxy card or CDI voting instruction form.

We are furnishing our proxy materials over the Internet. Therefore, you will not receive paper copies of our proxy materials. We will instead send you a notice with instruction for accessing the proxy materials and voting via the Internet. The notice also provides instructions on how you may obtain copies of the proxy materials if you so choose.

Whether or not you plan to attend the meeting, your vote is very important and we encourage you to vote promptly. As a Delaware corporation and under our bylaws, a minimum of one-third of our outstanding shares of common stock (including shares underlying our outstanding CDIs) must be present in person or represented by proxy at the meeting in order for the meeting to be considered valid. You may vote your shares (or direct the CDI depositary to vote if you hold your shares in the form of CDIs) online or by mailing a completed proxy card or CDI voting instruction form if you elect to receive the proxy materials by mail. Instructions regarding each method of voting are provided on the proxy card and the CDI voting instruction form. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

We look forward to seeing you at the meeting.

Sincerely yours,

Slavko James Joseph Bosnjak
Chairman of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 29, 2012 AT 4:00 P.M.

(U.S. EASTERN STANDARD TIME)

TO THE STOCKHOLDERS OF UNILIFE CORPORATION:

Notice is hereby given that the annual meeting of stockholders of Unilife Corporation (the “Company”), a Delaware corporation, will be held on Thursday, November 29, 2012, at 4:00 P.M., U.S. Eastern Standard Time, (8:00 A.M. Australian Eastern Daylight Time on Friday, November 30, 2012) at the Intercontinental New York Barclay, 111 East 48th Street, New York, New York 10017, for the following purposes:

1.	To elect the six directors, identified in the accompanying proxy statement, to hold office until our annual meeting of stockholders to be held in 2013 and until his or her successor is duly elected and qualified, or until his or her earlier resignation or removal (“Proposal No. 1”);

2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2013 (“Proposal No. 2”);

3.	To consider and act on an advisory vote regarding the approval of compensation paid to certain executive officers (“Proposal No. 3”);

4.	For the purposes of ASX Listing Rule 7.4 and for all other purposes, to ratify the issuance and sale by the Company of 6,154,000 shares of common stock (equivalent to 36,924,000 CHESS Depositary Interests (“CDIs”)) in an underwritten public offering pursuant to a shelf registration statement filed by the Company with the U.S. Securities and Exchange Commission and a prospectus supplement filed with the U.S. Securities and Exchange Commission on June 29, 2012 (“Prospectus Supplement”) (“Proposal No. 4”); and

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Our board of directors recommends that stockholders vote FOR the re-election of each of the directors named in Proposal No. 1 and FOR Proposals No. 2 through 4.

Stockholders of record as of the close of business on October 4, 2012 (U.S. Eastern Daylight Time), the record date for the meeting, are entitled to receive notice of, and to vote at, the meeting and any adjournment or postponement of the meeting. Record holders of CDIs as of the close of business on the record date are entitled to receive notice of and to attend the meeting or any adjournment or postponement of the meeting and may instruct our CDI Depositary, CHESS Depositary Nominees Pty Ltd, or CDN, to vote the shares underlying their CDIs by following the instructions on the enclosed CDI voting instruction form or by voting online at www.investorvote.com.au. Doing so permits CDI holders to instruct CDN to vote on behalf of CDI holders at the meeting in accordance with the instructions received via the CDI voting instruction form or online.

The proxy statement that accompanies and forms part of this notice of meeting provides information in relation to each of the matters to be considered, including further details with respect to Proposal No. 4 and contains a copy of the underwriting agreement attached as Annex A thereto. This notice of meeting and the Proxy Statement should be read in their entirety.

By order of the Board of Directors,

J. Christopher Naftzger
Vice President, General Counsel, Corporate Secretary & Chief Compliance Officer

October 16, 2012

IMPORTANT: To assure that your shares are represented at the meeting, please vote (or, for CDI holders, direct CDN to vote) your shares via the Internet or by marking, signing, dating and returning the enclosed proxy card or CDI voting instruction form to the address specified, or, for the holders of our common stock only, via telephone. If you attend the meeting, you may choose to vote in person even if you have previously voted your shares, except that CDI holders may only instruct CDN to vote on their behalf by completing and signing the CDI voting instruction form or voting online at www.investorvote.com.au and may not vote in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AT 4:00 P.M. U.S. EASTERN STANDARD TIME ON NOVEMBER 29, 2012 (8:00 A.M. Australian Eastern Daylight Time November 30, 2012): A complete set of proxy materials relating to our meeting is available on the Internet. These materials, consisting of the Notice of Meeting, Proxy Statement, proxy card, CDI voting instruction form and Annual Report on Form 10-K for the fiscal year ended June 30, 2012, may be viewed and printed at www.unilife.com. If you are a CDI holder, you may be also view and print these materials online at www.investorvote.com.au.

i

UNILIFE CORPORATION

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 29, 2012

(U.S. EASTERN STANDARD TIME)

The accompanying proxy is solicited by the board of directors of Unilife Corporation, a Delaware corporation (the “Company”), for use at our annual meeting of stockholders to be held at 4:00 P.M. U.S. Eastern Standard Time on Thursday, November 29, 2012 (8:00 A.M. Australian Eastern Daylight Time on November 30, 2012), or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Meeting of Stockholders.

A Notice of Internet Availability of Proxy Materials is being mailed to our stockholders on or about October 18, 2012.

INTERNET AVAILABILITY OF PROXY MATERIALS

A complete set of proxy materials relating to the meeting is available on the Internet. These materials, consisting of the Notice of Meeting and Proxy Statement, proxy card, CDI voting instruction form and Annual Report on 10-K for the fiscal year ended June 30, 2012 may be viewed and printed at www.envisionreports.com/unis. If you are a CDI holder, you may also view and print these materials online at www.investorvote.com.au.

SOLICITATION AND VOTING

Voting Rights and Procedures

Only those stockholders or CDI holders of record as of the close of business on October 4, 2012 (U.S. Eastern Daylight Time), the record date, will be entitled to vote at the meeting and any adjournment or postponement thereof. Those persons holding CDIs are entitled to receive notice of and attend the meeting and may instruct CDN to vote at the meeting by following the instructions on the CDI voting instruction form or by voting online at www.investorvote.com.au.

As of the record date, we had 82,059,411 shares of common stock outstanding (equivalent to 492,356,466 CDIs assuming all shares of common stock were converted into CDIs on the record date), all of which are entitled to vote with respect to all matters to be acted upon at the meeting, except to the extent of the voting exclusions for Proposal No. 4 described below. Each stockholder as of the close of business on the record date is entitled to one vote for each share of common stock held by such stockholder. Each CDI holder as of the close of business on the record date is entitled to direct CDN to vote one share for every six CDIs held by such holder. One-third of the outstanding shares of our common stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and “broker non-votes” (shares held by a broker or nominee that does not have discretionary voting authority and has not received instructions as to how to vote on a particular proposal) will each be counted as present and entitled to vote for the purposes of determining whether a quorum is present.

The following describes how you may vote on each proposal and the votes required for approval of each proposal:

Proposal No. 1 — Our six director nominees will be elected by a plurality of votes cast at the meeting, which means that the director nominees receiving the highest number of “FOR” votes will be elected. You may vote for each director nominee or withhold your vote from one or more of the nominees. Withholding a vote as to any director nominee is the equivalent of abstaining. Neither abstentions nor broker non-votes will count as a vote cast “FOR” or “AGAINST” a director nominee, and they will have no direct effect on the outcome of the election of directors.

Proposals No. 2 through 4 — The affirmative vote of the holders of a majority in voting power of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on the matter must be obtained in order to approve each of these proposals. You may vote for or against the proposal or you may abstain from voting. Abstentions will not be counted as affirmative votes and will have the same effect as AGAINST votes, and broker non-votes will not be counted as entitled to vote and will have no effect on the outcome of such proposals.

Solicitation of Proxies

We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. If you choose to vote over the Internet, you are responsible for Internet access charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. In addition to soliciting stockholders through our employees, we will request banks, brokers and other intermediaries holding shares of our common stock beneficially owned by others to solicit the beneficial owners and will reimburse them for their reasonable expenses in so doing.

Voting Instructions

All shares of our common stock represented by properly executed proxies received before the times indicated on the proxy will, unless the proxies are revoked, be voted in accordance with the instructions indicated on those proxies. If no instructions are indicated on the proxy, the shares will be voted as the proxy holder nominated on the proxy card determines, or, if no person is nominated, the shares will be voted “FOR” each proposal. The persons named as proxies will vote on any other matters properly presented at the meeting in accordance with their best judgment. A stockholder giving a proxy has the power to revoke his or her proxy at any time before it is exercised by delivering to the Corporate Secretary of Unilife Corporation, 250 Cross Farm Lane, York, Pennsylvania 17406, a written notice revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person. Attendance at the meeting will not, in and of itself, constitute revocation of a proxy.

Shares held directly in your name as the stockholder of record may be voted in person at the meeting. If you choose to vote in person, please bring proof of identification. Even if you plan to attend the meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend. Shares held in street name through a brokerage account or by a bank or other nominee may be voted in person by you if you obtain a valid proxy from the record holder giving you the right to vote the shares. CDI holders may attend the meeting, but cannot vote in person at the meeting.

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may vote without attending the meeting. Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted as follows:

•

If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the Internet or telephone by following the instructions provided on the proxy card or can vote by proxy by mail pursuant to instructions provided on the proxy card.

•

If your shares are held in a stock brokerage account or by a bank or other nominee, you have the right to direct your broker or other nominee on how to vote the shares in your account. If you hold shares beneficially in street name, you may vote by proxy over the Internet or telephone by following the instructions provided on the Proxy Card or may vote by mail by following the voting instruction card provided to you by your broker, bank, trustee or nominee.

Under Delaware law, votes cast by Internet have the same effect as votes cast by submitting a written proxy card.

Special Instructions for CDI Holders

Specific instructions to be followed by any CDI holder interested in directing CDN to vote the shares underlying their CDIs are set forth on the CDI voting instruction form. The Internet voting procedures for CDI holders are designed to authenticate the CDI holder’s identity and to allow the CDI holder to direct CDN to vote his or her shares and confirm that his or her voting instructions have been properly recorded.

CDI holders may direct CDN to vote their underlying shares at the meeting by following the instructions in the CDI voting instruction form and voting online at www.investorvote.com.au or by returning the CDI voting instruction form to Computershare, being the agent we designated for the collection and processing of voting instructions from our CDI holders, no later than 4:00 A.M. on November 25, 2012 U.S. Eastern Standard Time (8:00 P.M. on November 25, 2012 Australian Eastern Daylight Time) in accordance with the instructions on such form. Doing so permits CDI holders to instruct CDN to vote on their behalf in accordance with their written directions. If you direct CDN to vote by completing the CDI voting instruction form, you may revoke those directions by delivering to Computershare, no later than 4:00 A.M. on November 25, 2012 U.S. Eastern Standard Time (8:00 P.M. on November 25, 2012 Australian Eastern Daylight Time), a written notice of revocation bearing a later date than the CDI voting instruction form previously sent.

CDI holders may attend the meeting, but cannot vote in person at the meeting.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

The terms of office of each of our current directors will expire at the meeting. Our board has nominated for re-election each of our current directors for a one-year term, except for Marc Firestone who, as previously disclosed, decided not to stand for re-election to the board due to his commitments as senior vice president and general counsel of Phillip Morris International in Switzerland. Directors are elected by a plurality (i.e., nominees with the highest number of votes for their re-election will be elected as directors) of votes present or represented by proxy and entitled to vote at the meeting. Shares represented by validly executed proxies will be voted, if authority to do so is not withheld, for the election of each of the nominees. If any of the nominees is unexpectedly unavailable for election, these shares will be voted for the election of a substitute nominee proposed by our nominating and corporate governance committee or our board may determine to reduce the size of our board. Each person nominated for election has agreed to serve if elected.

Our by-laws provide for the re-election of directors to occur by a plurality of votes. Under this mechanism, stockholders are effectively not provided with the option to vote ‘against’ a proposed resolution to re-elect a director. Stockholders who withhold their vote or vote against a director being re-elected will not be counted as votes cast and will have no effect on the re-election of directors.

Set forth below is biographical information for the nominees as well as the key attributes, experience and skills that the board believes such nominee brings to the board. Please note that the tenure of the nominees on the Unilife board described below includes service on the board of Unilife Medical Solutions Limited (“UMSL”), our Australian predecessor.

Slavko James Joseph Bosnjak (age 63). Mr. Bosnjak has served as a member of our board of directors since February 2003 and as chairman of our board since April 2006. Mr. Bosnjak has been a co-owner and director of the Le Meridien Lav Hotel in Split, Croatia since 2002 and is chairman and co-founder of Ultimate Outdoor Ltd., an Australian outdoor advertising company. Mr. Bosnjak is chairman of Chiron Commercial Vehicles Pty Ltd. a Malaysian company which manufactures bus bodies for export to Australia. He has also held positions on Commonwealth and New South Wales government advisory bodies, including the Greater Western Sydney Economic Development Board, and the GROW Employment Council. Mr. Bosnjak also served as the Chairman of the Tourism Council of Australia and Bus 2000 Ltd., which coordinated bus services for the Sydney 2000 Olympic Games. Mr. Bosnjak was awarded an Order of Australia Medal in 1994 for his services to transport and the community, and also holds an honorary doctorate from the University of Western Sydney for his services related to employment growth and economic development. Our board believes that Mr. Bosnjak’s broad government and investment experience in numerous industries across Australia, Asia and Europe, as well as his long history with us and deep knowledge of our business, make him qualified to serve as a director.

Alan D. Shortall (age 59). Mr. Shortall has served as our chief executive officer since September 2002. Mr. Shortall founded Unilife in July 2002 and has guided the growth of Unilife since then. In 2008, the trade magazine Medical Device and Diagnostic Industry named him as one of 100 Notable People in the medical device industry worldwide. Our board believes that Mr. Shortall’s strategic vision and intimate understanding of our safety syringe technology and products, as well as his substantial marketing and commercial experience, make him qualified to serve as a director.

John Lund (age 46). Mr. Lund has served as a member of our board of directors since November 2009. Mr. Lund is also managing partner of M&A Holdings, LLC, a private consulting company since July 2003, and Upstart CFO, LLC since December 2010. Mr. Lund was vice president of finance and controller of E-rewards, Inc., an internet market research company from February 2009 to March 2011, vice president and controller of Nexstar Broadcasting Group, Inc., a NASDAQ listed television broadcasting company, from March 2008 to November 2008, vice president of finance and corporate controller of LQ Management, LLC (LaQuinta) from November 2006 to March 2008, and corporate controller of ExcellerateHRO, a Hewlett Packard company, from January 2005 to October 2006. Prior thereto, Mr. Lund held chief financial officer and controller positions for various public and private companies, and was a manager at KPMG. Mr. Lund received the Certificate of Director Education from the National Association of Corporate Directors (NACD) and completed various corporate governance courses at Harvard during 2010. Mr. Lund, a certified public accountant, graduated from University of North Texas in 1991 and received his MBA from the Kellogg School of Management, Northwestern University in 2012. Mr. Lund is actively involved in the NACD, Financial Executive Institute, American Institute of Certified Public Accountants and the Texas Society of Certified Public Accountants. Our board believes that Mr. Lund’s expertise in finance and accounting and his experience with corporate transactions and publicly listed companies make him qualified to serve as a director.

William Galle (age 73). Mr. Galle has served as a member of our board of directors since June 2008. Since 2009, Mr. Galle has been affiliated as an investment banker with Bradley Woods, a 40 year-old New York City-based independent research and investment banking firm specializing in federal regulatory and legislative developments impacting substantial investor portfolios. Since 1993, Mr. Galle has been president of Diversified Portfolio Strategies LLC (DPS) in Washington D.C., which provides alternative investment advisory services for institutions and substantial investors. DPS clients have included public and private retirement plans and Fortune 500 companies. Prior thereto, he was vice president of pension services and consultant for Smith Barney, Harris Upham. He also held the position of director at NASDAQ Corporate Services for the National Association of Securities Dealers, Inc. in Washington, D.C. Mr. Galle is a graduate of Columbia University, Rutgers University, and the New York Institute of Finance. Our board believes that Mr. Galle’s investment advisory experience makes him qualified to serve as a director.

Jeff Carter (age 54). Mr. Carter has served as a member of our board of directors since April 2006. From February 2005 until January 2009, Mr. Carter served as chief financial officer of UMSL. He also served as company secretary of UMSL from March 2007 to July 2010. Mr. Carter is a chartered accountant and holds a master’s degree in applied finance from Macquarie University. Mr. Carter was a chief financial officer of various publicly listed healthcare companies prior to joining UMSL in February 2005. Prior to entering the healthcare industry Mr. Carter held Senior Management positions with Coca Cola, Santos, Canadian Imperial Bank of Commerce and Touche Ross. Mr. Carter has in excess of 30 years experience in professional accounting, investment banking, corporate finance and commercial/strategic planning roles. Our board believes that Mr. Carter’s experience in financial and management roles, with a strong background in the healthcare industry, make him qualified to serve as a director.

Mary Katherine Wold (age 59). Ms. Wold has served as a member of our board of directors since May 2010. Ms. Wold serves as chief executive officer of the Church Pension Fund, which oversees defined benefit and defined contribution pension plans for clergy and lay employees of the Episcopal Church. Prior to her position at the Church Pension Fund, Ms. Wold served as senior vice president of finance from 2007 to 2009, senior vice president of tax and treasury from 2005 to 2007 and vice president of tax from 2002 to 2005, of Wyeth, a NYSE-listed pharmaceutical company, which was acquired by Pfizer in October 2009. Prior thereto, Ms. Wold spent 17 years with the international law firm of Shearman & Sterling based in New York, specializing in international tax planning for multinational corporations and in the tax aspects of mergers and acquisitions, capital markets and private equity transactions. Ms. Wold received her law degree from the University of Michigan and her Bachelor of Arts degree from Hamline University. Our board believes that Ms. Wold’s knowledge in financial, tax, and treasury matters along with her broad experience in global operations at one of the world’s largest pharmaceutical companies make her qualified to serve as a director.

OUR BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES NAMED ABOVE.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our business is managed under the direction and oversight of our board. We keep board members informed of our business through discussions with management, materials we provide to them, visits to our offices, and their participation in board and board committee meetings. We believe open, effective, and accountable corporate governance practices are key to our relationship with our stockholders. Our board has adopted corporate governance guidelines that, along with the charters of our board committees and our code of business conduct and ethics, provide the framework for our governance. A complete copy of our corporate governance guidelines, the charters of our board committees, and our code of ethics may be found on the investor relations section of our website at www.unilife.com under the heading of “Corporate Governance”. Information contained on our website is not part of this proxy statement. Any changes in these governance documents will be reflected on the same location of our website.

Director Independence

Our board has determined that each of Slavko James Joseph Bosnjak, John Lund, William Galle and Mary Katherine Wold is “independent” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934, NASDAQ listing standards and the ASX Corporate Governance Council Corporate Governance Principles and Recommendations.

Board Leadership Structure

As reflected in our corporate governance guidelines and in order to comply with the ASX Corporate Governance Council Corporate Governance Principles and Guidelines, the roles of chairman and chief executive officer are occupied by separate individuals.

Alan D. Shortall currently serves as our chief executive officer and Slavko James Joseph Bosnjak serves as our chairman of the board. We believe this leadership structure is presently the most appropriate structure for us. As chief executive officer, Mr. Shortall is responsible for setting our strategic direction and the day-to-day leadership and performance, while Mr. Bosnjak, as chairman, provides guidance to the chief executive officer, and acts as a liaison between the chief executive officer and the rest of the board.

Board’s Role in Risk Oversight

Our board is ultimately responsible for ensuring that appropriate risk management policies and procedures are in place to protect our assets and business. The board requires senior management to ensure that an approach to managing risk is implemented as part of our day to day operations and to design internal control systems with a view to identifying and managing material risks. The committees of our board are responsible for evaluating the risks related to their respective responsibilities and overseeing the management of such risks. Our board periodically reviews the material risks faced by us, our risk management processes and systems and the adequacy of our policies and procedures designed to respond to and mitigate these risks.

Meetings and Committees of the Board

Directors are expected to attend meetings of the board and any board committees on which they serve. The board has four standing committees to facilitate and assist the board in the execution of its responsibilities: the audit committee, the compensation committee, the nominating and corporate governance committee, and the strategic partnerships committee.

During the fiscal year ended June 30, 2012, the board held 5 meetings and the audit, compensation, nominating and corporate governance, and strategic partnerships committees held 6, 4, 1 and 3 meetings, respectively. Each director attended 75% or more of the aggregate of all meetings of the board and board committees on which such director served at the time of the meetings.

In accordance with our corporate governance guidelines, we make every effort to schedule our meeting of stockholders at a time and date to maximize attendance by directors taking into account the directors’ schedules. Under our corporate governance guidelines, all directors should make every effort to attend our meeting of stockholders absent an unavoidable and irreconcilable conflict. In 2011, the meeting was held in New York City and all of the directors then in office attended the meeting.

Audit Committee

The primary purpose of the audit committee is to oversee our accounting and financial reporting processes and the audits of our financial statements. The committee also reviews the qualifications, independence and performance, and approves the terms of engagement of our independent auditors, and reviews and approves any related party transactions. The audit committee is governed by a written charter approved by our board, a copy of which is available from the investor relations section of our website at www.unilife.com under the heading “Corporate Governance.”

The audit committee currently consists of John Lund (Chair), Slavko James Joseph Bosnjak and Mary Katherine Wold. Our board of directors has determined that Mr. Lund qualifies as an “audit committee financial expert” as defined under SEC rules.

Compensation Committee

The primary purpose of the compensation committee is to supervise and review our affairs as they relate to the compensation and benefits of our named executive officers. In carrying out these responsibilities, the compensation committee reviews all components of executive compensation for consistency with our compensation philosophy and with the interests of our stockholders. The compensation committee is governed by a written charter approved by our board of directors, a copy of which is available from the investor relations section of our website at www.unilife.com under the heading “Corporate Governance.”

Our compensation committee’s responsibilities include the following:

•

develop and implement an executive compensation policy to support overall business strategies and objectives, attract and retain key executives, link compensation with business objectives and company performance, and provide competitive compensation;

•

approve compensation for the chief executive officer, including relevant performance goals and objectives, review and approve compensation for other named executive officers, and oversee their evaluations;

•	make recommendations to our board of directors with respect to the adoption of stock-based compensation plans and incentive compensation plans;

•	review the outside directors’ compensation program for competitiveness and plan design, and recommend changes to our board, as appropriate;

•	oversee the management succession process for our chief executive officer and selected senior executives;

•	oversee general compensation plans and initiatives; and

•	consult with senior management on major policies affecting employee relations and benefits.

The compensation committee currently consists of Slavko James Joseph Bosnjak (Chair), John Lund and William Galle.

Compensation Committee Interlocks and Insider Participation

None of the members of the compensation committee has ever been an executive officer or employee of us or any of our subsidiaries, or has any relationship with us or our executives, other than their directorship and equity interests in us as disclosed in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” During fiscal 2012, none of our executive officers served on the compensation committee or board of any other entity that had any executive officer who also served on our board or our compensation committee.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee oversees our director nomination and corporate governance matters. The nominating and corporate governance committee is governed by a written charter approved by our board of directors, a copy of which is available from the investor relations section of our website at www.unilife.com under the heading of “Corporate Governance”

The nominating and corporate governance committee’s primary responsibilities are to:

•	identify individuals qualified to become board members;

•	select, or recommend to the board of directors, director nominees for each election of directors;

•	develop and recommend to the board criteria for selecting qualified director candidates;

•	consider committee member qualifications, appointment and removal;

•	recommend corporate governance principles, codes of ethics and compliance mechanisms applicable us, and

•	provide oversight in the evaluation of the board and each committee.

The nominating and corporate governance committee currently consists of Marc S. Firestone (Chair), Slavko James Joseph Bosnjak, John Lund and William Galle.

Nominations Process and Director Qualifications

In evaluating candidates for directors proposed by directors, stockholders and/or management, the nominating and corporate governance committee considers the following factors, among others:

•	the committee’s views of the current needs of the board for certain skills, experience or other characteristics;

•	the candidate’s background, skills, and experience;

•	other characteristics and expected contributions of the candidate; and

•	the qualification standards established from time to time by the nominating and corporate governance committee.

The nominating and corporate governance committee considers the appropriate skills and characteristics required of board members in the context of the current makeup of the board. In accordance with our corporate governance guidelines, this assessment includes issues of diversity, age, skills such as understanding of manufacturing, technology, finance and marketing, and international background, all in the context of an assessment of the perceived needs of the board at that point in time. Pursuant to our corporate governance guidelines, directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of stockholders. They must also have an inquisitive and objective perspective and mature judgment.

In identifying director nominees, the nominating and corporate governance committee first evaluates the current members of the board willing to continue in service. Current members of the board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board with that of obtaining a new perspective. If any member of the board does not wish to continue in service or if the nominating and corporate governance committee or the board decides not to re-nominate a member for re-election, the nominating and corporate governance committee identifies the desired skills and experience of a new nominee in light of the criteria above. Other than the foregoing, there are no specific, minimum qualifications that the nominating and corporate governance committee believes that a committee-recommended nominee to the board of directors must possess, although the nominating and corporate governance committee may also consider such other factors as it may deem are in the best interests of us and our stockholders. If the nominating and corporate governance committee believes, at any time, that the board requires additional candidates for nomination, the committee may engage, as appropriate, a third party search firm to assist in identifying qualified candidates. The nominating and corporate governance committee also considers suggestions of nominees from our stockholders. Stockholders may recommend individuals for consideration by following the procedures set forth in our bylaws.

Strategic Partnerships Committee

The primary purpose of the strategic partnerships committee is to provide support to our senior management in establishing and maintaining strategic partnership relationships between us, pharmaceutical companies, potential customers and other third parties that the committee considers can be of strategic importance in our growth. To that end, the strategic partnerships committee will review and evaluate strategic partnership status, strategies and opportunities with our senior management, assist our senior management in developing strategic partnerships and relationships and, from time to time, initiate proposals and make recommendations on strategic partnerships. The strategic partnerships committee is governed by a written charter approved by our board of directors, a copy of which is available from the investor relations section of our website at www.unilife.com under the heading of “Corporate Governance.”

The strategic partnerships committee currently consists of Mary Katherine Wold (Chair), Alan D. Shortall, William Galle, John Lund and Marc S. Firestone.

Code of Business Conduct and Ethics

Our board has adopted a code of business conduct and ethics which meets the definition of “code of ethics” under the SEC rules. The code applies to all of our employees and directors. A copy of the code of business conduct and ethics is available from the investor relations section of our website at www.unilife.com under the heading “Corporate Governance.” We intend to disclose any amendment to, or waiver from, a provision of the code that applies to any of our principal executive, financial or accounting officers in the investor relations section of our website.

Communications with Directors

Stockholders may communicate with our directors by transmitting correspondence by mail, facsimile or email, addressed as follows.

Chairman of the Board

or Board of Directors

or [individual director]

c/o J. Christopher Naftzger

250 Cross Farm Lane

York, Pennsylvania 17406 USA

Fax: + 717 384-3402

Email Address: chris.naftzger@unilife.com

All incoming communications are screened by our corporate secretary and transmitted to the intended recipient absent safety or security issues.

DIRECTOR COMPENSATION

The following table provides information regarding the total compensation that we paid or awarded to our non-executive directors during the year ended June 30, 2012. Directors who are also employees do not receive compensation for their services as directors.

Name	Fees Earned or Paid in Cash		Stock Awards	Option Awards	Nonqualified Deferred Compensation Earnings	All Other Compensation		Total
	($)		($)(1)(2)	($)(3)(4)	($)(5)	($)		($)
Slavko James Joseph Bosnjak	123,936	(6)	109,650	—	12,186	—		245,772
William Galle	54,629		109,650	—	—	1,195		165,474
Jeff Carter	55,771	(7)	109,650	—	5,019	216,479	(8)	386,919
John Lund	97,004		109,650	—	—	8,421		215,075
Mary Katherine Wold	67,246		109,650	—	—	—		176,896
Marc Firestone	56,254		109,650	—	—	—		165,904

(1)	The amount referenced is the grant date fair value of stock awards determined in accordance with ASC Topic 718. See Note 4 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2012.
(2)	The aggregate number of stock awards held by each director as of June 30, 2012 are as follows: Slavko James Joseph Bosnjak – 0, William Galle – 30,000, Jeff Carter – 0, John Lund – 30,000, Mary Katherine Wold – 30,000, Marc Firestone – 30,000. The stock awards made to Messrs. Bosnjak and Carter during fiscal 2012 were fully vested shares. As such, they are reflected in the table above as stock awards granted during fiscal 2012, but are not considered to be outstanding stock awards as of June 30, 2012.
(3)	The amount referenced is the grant date fair value of the stock options determined in accordance with ASC Topic 718 using the Black-Scholes option-pricing model. The valuation assumptions used for determining the amounts discussed in this footnote are provided in Note 4 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2012.
(4)	The aggregate number of option awards held by each director as of June 30, 2012 are as follows: Slavko James Joseph Bosnjak – 166,667, William Galle – 191,667, Jeff Carter – 100,000, John Lund – 100,000, Mary Katherine Wold – 100,000, Marc Firestone – 100,000.
(5)	Represents statutory contributions of 9% of fees to a superannuation fund (i.e., pension) for Australian directors only.
(6)	Mr. Bosnjak’s fees represent A$120,000 paid in Australian dollars. Amounts were converted using the average exchange rate during the applicable period.
(7)	Mr. Carter’s fees represent A$54,000 paid in Australian dollars. Amounts were converted using the average exchange rate during the applicable period. This amount represents fees earned solely for serving as a director.
(8)	Mr. Carter’s other compensation includes amounts paid to a consulting entity of which Mr. Carter is the principal. The consulting entity provides accounting, company secretarial, ASX liaison and other consulting services to us. Mr. Carter has direct responsibility for the management of the Australian representative office and compliance with Australian listing rules. These fees were paid in Australian dollars and were converted using the average exchange rate during the applicable period. Of these consulting fees, A$72,364 was paid to one of our former employees to assist Mr. Carter in performing these functions.

The fees for all independent members of the board are as follows:

Board:
Annual retainer per director	$25,000
Chairman of the board fee	25,000
Fee per meeting for a full board meeting (limit four per year)	1,500
Incremental fee for out of town meeting of board or committee	1,000
Audit Committee:
Annual retainer for chairperson	20,000
Annual retainer for other members	10,000
Fee per meeting (limit four per year)	500
Compensation Committee:
Annual retainer for chairperson	15,000
Annual retainer for other members	7,500
Fee per meeting (limit four per year)	250
Nominating and Corporate Governance Committee:
Annual retainer for chairperson	10,000
Annual retainer for other members	5,000
Fee per meeting (limit four per year)	250
Strategic Partnerships Committee:
Annual retainer for chairperson	17,500
Annual retainer for other members	7,500
Fee per meeting (limit four per year)	500

We paid Mr. Carter an annual cash fee for all of his services as a director. We did not compensate him separately for attendance at meetings or for service on board committees.

On September 30, 2011, the board of directors approved the grant of 15,000 stock-based awards for each of 2011, 2012 and 2013 under our 2009 Stock Incentive Plan to each of our non-executive directors who were serving on the board of directors as of September 30, 2011, provided that the director continues to be a non-executive director of the Company at the time of issue of the stock-based awards and subject to our obtaining stockholder approval for these grants at the 2011 annual meeting of stockholders. Having obtained such stockholder approval, the first grant of stock-based awards, for fiscal 2011 service, was made on December 8, 2011 to each of our non-executive directors re-elected at the 2011 annual meeting of stockholders; the second grant of 15,000 stock-based awards, for fiscal 2012 service, was made on June 30, 2012; and a subsequent grant of stock-based awards of the same magnitude is scheduled to be made to each eligible non-executive director on June 30, 2013 who continues to serve as our non-executive director on that date. The non-executive directors choose whether to receive such stock-based awards in the form of fully vested shares of our common stock (or CDIs) or in the form of fully vested deferred stock units. Each deferred stock unit represents the right to be issued one share of our common stock (or six CDIs which are equivalent to one share of common stock) when the non-executive director’s service on the board of directors ceases for any reason.

Stock Ownership and Retention Guidelines for Non-Executive Directors

In September 2011, our board adopted new stock ownership and retention guidelines for non-executive directors. Previously, our corporate governance guidelines acknowledged our board’s belief that directors should be stockholders in order to align their interests with the long-term interests of our stockholders, but the guidelines did not establish a level of share ownership for individual directors. With the adoption of the new stock ownership and retention guidelines, specific ownership and retention standards are set, as follows.

Stock Ownership Guideline

Each non-executive director is strongly encouraged to acquire and hold shares of our common stock having an aggregate value equal to four times his or her annual cash compensation for service on the board and board committees, excluding for this purpose meeting fees and expense reimbursements. For purposes of this stock ownership guideline, directly and indirectly owned shares, unvested shares of restricted stock, and vested and unvested stock units are counted as shares owned, but unexercised stock options are not. Directors are expected to achieve their ownership goal within three years after the board’s initial adoption of this stock ownership guideline or the director’s appointment to the board, whichever is later.

This stock ownership guideline applies to the minimum number of shares that have an aggregate fair market value equal to the director’s ownership goal on the date that his or her ownership interest first meets the applicable ownership goal. Upon meeting the ownership goal, that number of shares becomes fixed and ownership of that number of shares must be maintained until the end of the director’s service on the board. A director’s ownership goal will not change as a result of changes in his or her annual cash compensation or fluctuations in the price of our common stock.

To facilitate achievement of the ownership goal, until the ownership goal is achieved the director is expected to retain all of the “net gain shares” resulting from the exercise of stock options, the grant of vested shares, or the vesting of restricted stock or stock units granted under our equity incentive plans. “Net gain shares” means the net number of shares remaining after reduction by the number of shares of common stock that the director would need to sell to cover the exercise price and taxes owed with respect to the grant, exercise or vesting event (assuming for this purpose a flat 40 percent tax rate and sale of shares at the closing price on the date of the taxable event).

Stock Retention Guideline

To further align the interests of the non-executive directors with those of our stockholders, in addition to satisfying the ownership goal described above, a further retention requirement applies to shares acquired from us by each non-executive director. Sixty percent of all net gain shares that are issued to the director after his or her achievement of the ownership goal, which net gain shares result from the exercise of stock options, the grant of vested shares, or the vesting of restricted stock or stock units granted under our equity incentive plans, and are not otherwise subject to the ownership goal are expected to be held until the end of the director’s service on the board. This retention guideline applies to net gain shares that arise in connection with stock options, restricted stock awards and stock units outstanding as of the date the guideline is adopted by the board and stock-based awards granted after that date.

Waiver and Modification of Guidelines

These stock ownership and retention guidelines may be waived at the discretion of a majority of the members of the compensation committee in the event compliance would place severe hardship on a director or prevent a director from complying with a court order, as in the case of divorce settlement; provided, however, that a member of the compensation committee may not cast a vote on his or her own waiver request. It is expected that these instances of waiver requests will be rare.

The board may, upon recommendation of the compensation committee, amend or modify these stock ownership and retention guidelines at any time, in whole or in part.

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee is directly responsible for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm. In making its determination regarding whether to appoint or retain a particular independent registered public accounting firm, the audit committee takes into account the views of management.

The audit committee has appointed KPMG LLP (“KPMG”) as our independent registered public accounting firm for the fiscal year ending June 30, 2013. KPMG has acted in such capacity since its appointment in March 2010 to replace BDO Audit (WA) Pty Ltd (“BDO”). The audit committee has considered whether KPMG’s provision of services other than audit services is compatible with maintaining independence as our independent registered public accounting firm and determined that such services are compatible.

Although ratification by stockholders is not a prerequisite to the ability of the audit committee to select KPMG as our independent registered public accounting firm, we believe such ratification to be desirable. Accordingly, stockholders are being requested to ratify, confirm and approve the selection of KPMG as our independent registered public accounting firm for the fiscal year ending June 30, 2013. If the stockholders do not ratify the selection of KPMG, the selection of the independent registered public accounting firm will be reconsidered by the audit committee; however, the audit committee may select KPMG notwithstanding the failure of the stockholders to ratify its selection. If the appointment of KPMG is ratified, the audit committee will continue to conduct an ongoing review of KPMG’s scope of engagement, pricing and work quality, among other factors, and will retain the right to replace KPMG at any time.

Representatives of KPMG are expected to be present at the meeting, with the opportunity to make a statement if the representatives desire to do so. It is also expected that they will be available to respond to appropriate questions.

Fees Paid

The following table sets forth the fees for services provided by KPMG during the years ended June 30, 2012 and 2011.

	2012	2011
Audit Fees(1)	$393,450	$380,333
Audit-Related Fees(2)	109,550	31,000
Tax Fees(3)	205,993	22,000
All Other Fees	—	—

Total Fees	$708,993	$433,333

(1)	Audit fees include amounts for professional services in connection with the annual audit of our consolidated financial statements and the review of our consolidated financial statements included in our Quarterly Reports on Form 10-Q. In addition, for the fiscal years ended June 30, 2012 and 2011 audit fees included professional services related to the audit of our internal control over financial reporting as required by the Sarbanes-Oxley Act of 2002.
(2)	Audit-related fees include amounts for professional services in connection with the review of our SEC registration statements.
(3)	Tax fees include amounts for professional services in connection with tax compliance, tax advice and tax planning paid.

Audit Committee’s Pre-Approval Policy

It is the audit committee’s policy to approve in advance the engagement of the independent registered public accounting firm for all audit services and non-audit services. The audit committee may delegate authority to pre-approve audit or non-audit services to one or more of its members. Any pre-approval authorized by a member of the audit committee to whom authority has been delegated must specify clearly in writing the services and fees approved by such member. Any member to whom such authority is delegated shall report any pre-approval decisions made under such delegated authority to the audit committee at its next scheduled meeting. All of the 2012 and 2011 fees paid to the independent registered public accounting firm described above were pre-approved by the audit committee in accordance with the pre-approval policy.

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL NO. 2

REPORT OF THE AUDIT COMMITTEE

The audit committee of our board is composed of John Lund (Chairman), Slavko James Joseph Bosnjak and Mary Katherine Wold. The audit committee members are not professional accountants or auditors (although Mr. Lund is a certified public accountant, he currently does not work as an accountant or auditor). Management has the primary responsibility for preparing the financial statements and designing and assessing the effectiveness of internal control over financial reporting. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and the internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. In this context, the audit committee has reviewed and discussed with management the audited financial statements included in our Annual Report on Form 10-K for the year ended June 30, 2012 filed with the SEC.

The audit committee also has discussed with KPMG the matters required to be discussed by the statement on Auditing Standards No. 61 (AICPA, Professional Standards, Vol. 1, AU section 380), as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The audit committee has received the written disclosures and the letters from KPMG required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the audit committee concerning independence and has discussed with KPMG their independence.

Based on the audit committee’s review and discussions with management and KPMG, the audit committee recommended that our board include the audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended June 30, 2012 filed with the SEC.

THE AUDIT COMMITTEE

John Lund (Chairman)

Slavko James Joseph Bosnjak

Mary Katherine Wold

EXECUTIVE COMPENSATION

RISK MANAGEMENT AND INCENTIVE COMPENSATION

Our compensation committee has reviewed our compensation systems and has determined that it is not reasonably likely that our compensation plans would have a material adverse effect on us for the following reasons:

•	Any operational performance objectives of our annual cash incentive and stock-based grant programs are objectives that are reviewed and approved by our compensation committee and board.

•	The strategic milestones for our annual cash incentive program for our named executive officers are based on the same set of company goals as for other employees.

•

Our annual cash incentive program is designed to reward bonus-eligible employees for committing to and delivering goals that are aligned with our strategic plan, with objectives linked to our strategic plan or performance.

•

The performance goals are reviewed by senior management and our board of directors to ensure that they are focused on business activity that advances the stockholders’ interests and do not encourage excessive or potentially damaging risk-taking.

•

The amount of annual cash incentive compensation is not set at such an aggressive level that it would induce bonus-eligible employees to take inappropriate risks that could threaten our financial and operating stability.

•

Because the performance measures for our annual cash incentive program are based on strategic objectives of our business plan, we do not believe that any of the goals approved under our annual cash incentive compensation program would encourage manipulation of reported earnings to enhance the compensation of any employee.

•

Our compensation programs are balanced to avoid too much focus on stock-based or annual cash incentive compensation, do not contain highly leveraged payout curves or uncapped payouts, do not set unreasonable thresholds and do not encourage short-term business decisions to meet payout thresholds.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This Compensation Discussion and Analysis describes our compensation philosophy and practices for those individuals who were our most highly compensated executives based on their fiscal 2012 compensation. We refer to these individuals as “named executive officers.” Our fiscal year begins on July 1st and ends on June 30th of each year. Thus, all references to “fiscal 2012” mean the period that spans July 1, 2011 to June 30, 2012.

Our named executive officers are:

•	Alan D. Shortall, who is our chief executive officer;

•	R. Richard Wieland II, who is our executive vice president and chief financial officer;

•	Ramin Mojdehbakhsh, Ph.D. (Dr. Mojdeh), who is our executive vice president and chief operating officer;

•	J. Christopher Naftzger, who is our vice president, general counsel, corporate secretary and chief compliance officer; and

•	Mark V. Iampietro, who is our vice president, quality systems and regulatory affairs.

Executive Summary

Fiscal 2012 was our second full year as a public company in the United States. As we began the year, we set a number of important goals for our company for fiscal 2012, including the following:

•	Commercializing the Unifill ® syringe and launching new products;

•	Strengthening our financial position; and

•	Further developing our technical staff resources.

By the end of the 2012 fiscal year, we achieved these goals and made significant progress building our business. Our major achievements for fiscal 2012 include the following:

•

We designed, prototyped and presented a number of new products, including a novel drug delivery device, a dual-chambered syringe for lyophilized drugs, an auto-injector which incorporates Unifill ® syringe technology, and an infusion pump with unique drug delivery capability.

•	We have realigned our business to enhance operational focus, spur product development, improve efficiencies and drive continuous growth.

•

We have built a strong team of technical talent to accelerate our development of a diversified and highly innovative portfolio of advanced drug delivery systems and to customize our products for our pharmaceutical customers.

When designing the annual and long-term compensation program for our named executive officers, our compensation committee balanced the creation of appropriate incentives for the achievement of our strategic goals with the desire to conserve cash. We believe that our compensation program for our named executive officers was instrumental in helping us achieve our objectives for fiscal 2012. Highlights of the committee’s compensation decisions include the following:

•	We made one market-based adjustment to base salaries for Messrs. Naftzger and Iampietro, effective January 1, 2012.

•

All of our named executive officers earned 100% of their target cash incentive awards for calendar year 2011, or in the case of Mr. Shortall for fiscal year 2012, at the levels provided in their employment agreements. These awards were paid in one installment in March 2012, or in the case of Mr. Shortall in December 2011, based on satisfaction of the officers’ personal key performance indicators, or KPIs, established by the compensation committee.

•	We did not pay any bonuses in addition to the cash incentive awards described above to any named executive officer.

•

Except for Messrs. Shortall and Wieland, we awarded restricted stock in March 2012 to our named executive officers as an annual stock-based award, as described below under “Long-Term Incentive Compensation”.

•

We entered into new employment agreements with Mr. Shortall and Dr. Mojdeh, extending the terms of their employment with us by several years to ensure continuity of management, and in conjunction with those agreements granted time- and performance-based long-term incentive compensation awards to them.

Compensation Philosophy and Objectives

The compensation committee of our board of directors is responsible for reviewing and approving the compensation payable to our named executive officers. The compensation committee follows an executive compensation philosophy that includes the following considerations:

•	a pay-for-performance orientation that delivers pay based on company and individual performance;

•	long-term incentives, in the form of stock-based awards, to more closely align the interests of named executive officers with the long-term interests of stockholders; and

•	individual wealth accumulation through long-term incentives to supplement retirement contributions to the company’s 401(k) plan.

The primary objectives of our executive compensation program are to deliver a competitive package to attract, motivate and retain key executives and to align their compensation with our overall business goals, core values and stockholder interests. We aim to provide total compensation that is appropriate for an organization of our size and stage of development and that will support continued recruitment of top talent and retention of the executive team we have built. We link a substantial portion of compensation to our achievement of strategic objectives and the individual’s contribution to the attainment of those objectives. In addition, we encourage ownership of our common stock among our executive team through our long-term incentive plan to align executive compensation with the long-term interests of our stockholders.

We expect that our primary compensation objectives will reinforce consistent attainment of our key strategic goals and motivate and retain the executive talent we have hired.

Setting Executive Compensation

Our compensation committee has engaged Radford, an Aon Hewitt company, as an independent third party consulting firm, to assist it by providing competitive compensation data for named executive officers. Radford also has assisted the compensation committee in developing a peer group of companies for benchmarking executive compensation.

In determining whether adjustments should be made to the compensation packages for our named executive officers for calendar year 2012, the compensation committee considered compensation data from the Radford Global Life Sciences Survey or “Radford Survey”. Our compensation committee determined that an appropriate goal for total compensation (cash and equity) of our named executive officers should be between the 50th and 75th percentiles of the Radford Survey.

Our compensation committee used a formula approach to determining the size of stock-based awards to be granted annually to our named executive officers and other senior management, other than our chief executive officer, for calendar year 2012. Specifically the compensation committee approved awards, as a percentage of base salary, which percentage is based on an individual’s title (senior and executive vice presidents — up to 50%, other vice presidents — up to 35%, directors and business unit leaders — up to 30%). Going forward, our compensation committee will also consider actual ongoing equity grants as reported in the Radford Survey when making annual stock-based grants and may award different percentages of base salary to different members of senior management based on market data and individual performance.

We implement our annual cash incentive program using calendar year performance periods for executives other than our chief executive officer and fiscal year performance periods for our chief executive officer. As more fully described below under “Annual Cash Incentive Compensation and Bonuses,” the KPIs established for the 2011 and 2012 calendar and fiscal year performance periods represent key strategic objectives relating to the further development of our management and technical team, the introduction of additional products, and building stockholder value.

Benchmarking

The compensation committee uses independent verifiable data and information as well as the business judgment of the committee members in making decisions concerning executive compensation. An important element of this process is the evaluation of compensation practices among companies in our industry. For this purpose the compensation committee uses the Radford Survey and reviews the 50th and 75th percentile compensation data to benchmark compensation. In addition, Radford assisted the compensation committee in developing an appropriate peer group against which various elements of our executive compensation package are benchmarked. This group is referred to as the comparison group. The comparison group consists of 20 medical equipment/device and related companies, with last fiscal year (“LFY”) median revenues and market capitalization of approximately $127 million and $483 million, respectively. This comparison group has changed from the one used by us in 2011 due to acquisitions and other changes. The market cap and employee data set forth below is based on the most current data available as of September 10, 2012.

Peer Group Summary
Company	Ticker	LFY Revenues	LFY Net Income	Market Cap ($Millions)	Employees
Abaxis, Inc.	ABAX	$156.6	$13.1	$794.6	491
ABIOMED, Inc.	ABMD	$126.4	$1.5	$804.8	397
Accuray Incorporated	ARAY	$222.3	$(26.7)	$430.5	1,100
Alphatec Holdings, Inc.	ATEC	$197.7	$(22.2)	$154.6	470
AngioDynamics, Inc.	ANGO	$221.8	$(2.3)	$415.9	1,400
AtriCure, Inc.	ATRC	$64.4	$(5.5)	$118.0	240
Conceptus, Inc.	CPTS	$127.0	$(7.9)	$643.8	299
CryoLife, Inc.	CRY	$119.6	$7.4	$150.7	430
Delcath Systems, Inc.	DCTH	$0.0	$(30.9)	$114.5	80
DexCom, Inc.	DXCM	$76.3	$(44.7)	$930.5	502
Exactech, Inc.	EXAC	$205.4	$8.8	$224.3	574
HeartWare International, Inc.	HTWR	$82.8	$(55.1)	$1,316.7	330
Insulet Corporation	PODD	$152.3	$(57.2)	$1,038.5	576
Luminex Corporation	LMNX	$184.3	$14.5	$833.5	614
MAKO Surgical Corporation	MAKO	$84.5	$(36.1)	$753.7	429
Natus Medical Incorporated	BABY	$232.7	$(11.7)	$364.2	835
OraSure Technologies, Inc.	OSUR	$81.9	$(8.8)	$536.2	308
Palomar Medical Technologies, Inc.	PMTI	$103.4	$7.4	$158.5	260
Quidel Corporation	QDEL	$158.6	$7.6	$584.3	488
Young Innovations, Inc.	YDNT	$106.2	$16.5	$294.0	371
25th Percentile		$84.1	$(27.7)	$207.8	325
Median		$126.7	$(6.7)	$483.3	450
75th Percentile		$187.7	$7.5	$797.1	575

Companies were selected for inclusion in the comparison group based on several factors, including: annual revenues, market capitalization, number of employees, stage of development, compensation practices, and similar business model and products. The committee intends to review and, if appropriate, modify the comparison group on an annual basis to reflect our business as it evolves. In addition to data from the comparison group, the committee may consider other public data, as well as survey data, in reviewing executive compensation.

Elements of Compensation

The key elements of our executive compensation program are summarized in the table below.

COMPONENT	DESCRIPTION	PURPOSE

Base salary	Fixed cash compensation that is based on scope of responsibilities, experience, and competitive pay practices.	Provide a fixed, baseline level of compensation.

Annual cash incentives	Cash payment tied to performance during the year.	Reward the company’s achieving or exceeding annual performance and strategic objectives and individual contributions to the company’s performance.

Long-term stock-based compensation: • Stock options • Restricted stock awards	Right to purchase shares after vesting at an exercise price equal to the closing price on the grant date. Grant of shares that are forfeited if employment terminates before vesting occurs.	Increase executive ownership, promote executive retention, align compensation with the achievement of long-term performance objectives and reward the creation of stockholder value.

Other benefits and perquisites	Noncash compensation generally nominal in value relative to total compensation, which may consist of components such as temporary housing and relocation assistance, family travel expense reimbursement, car allowance and insurance premiums.	Provide a competitive pay package to attract and retain highly qualified leaders.

The compensation committee believes this combination of cash and stock-based compensation furthers the objectives of our executive compensation program. Based on prevailing market practices, our compensation committee provides a mix of salary, annual cash incentive and stock-based awards to offer a competitive compensation package. This structure also promotes our pay-for-performance philosophy by linking pay levels to both our short-term performance (through annual incentive awards) and long-term performance (through stock options and restricted stock awards). A significant portion of compensation is also provided through stock-based compensation awards, which align the interests of the executives with our stockholders, promote executive retention and reward the creation of stockholder value. By providing a significant portion of compensation through stock-based compensation awards, our named executive officers’ compensation fluctuates with the movement of our stock price, thus they share in both upward and downward movement of our stock value.

There is no pre-established policy for allocation of compensation between cash and non-cash components or between short-term and long-term components. Instead, the compensation committee determines the mix of compensation for each named executive officer based on its review of competitive data and the compensation committee’s subjective analysis of that individual’s performance and contribution to our performance.

Base Salary

It is the compensation committee’s objective to set a competitive rate of annual base salary for each named executive officer. The compensation committee believes competitive base salaries are necessary to attract and retain top quality executives, since it is common practice for public companies to provide their executive officers with a guaranteed annual component of compensation that is not subject to performance risk. Base salary levels are designed to recognize an individual’s ongoing contribution, to be commensurate with an individual’s experience and organization level and to be competitive with market benchmarks. Mr. Shortall, Dr. Mojdeh and Mr. Wieland declined increases in base salary for calendar year 2012. Our compensation committee approved market-based increases to the base salaries of Messrs. Naftzger and Iampietro, effective January 1, 2012, and will determine whether and when to adjust the base salaries of the named executive officers in the future. In doing so, our compensation committee will consider each named executive officer’s performance and level of responsibility and market data for similar positions.

Annual Cash Incentive Compensation and Bonuses

We implement our annual cash incentive program using calendar year performance periods for all executives other than our chief executive officer; our chief executive officer’s annual cash incentive is based on a fiscal year performance period. There is not a formal written plan for our annual cash incentive program, but instead target cash incentive opportunities are specified in each named executive officer’s offer letter or employment agreement. More information regarding the target cash incentive opportunity for each of these named executive officers is provided in the footnotes to the Grants of Plan-Based Awards Table on page 31. Our compensation committee, in consultation with our board of directors, establishes the KPIs against which our chief executive officer will be measured for each fiscal year. Our chief executive officer, in consultation with our compensation committee, establishes and communicates to the other named executive officers KPIs against which each named executive’s performance will be measured for that calendar year. Our chief executive officer provides the compensation committee with a review of the performance of the other named executive officers and makes recommendations to the compensation committee as to the level of cash incentive to be paid based on that performance. In accordance with our compensation committee’s charter, our compensation committee evaluates the performance of each named executive officer in light of his KPIs and determines the amount of any annual incentive compensation earned by the named executive officer based on such evaluation.

Prior to the 2011 calendar year, the annual cash incentives were paid semi-annually based on evaluation of achievements as of the end of each June and December. For the 2010 calendar year performance period, performance for the six-month period ending June 30, 2010 was evaluated in July but payment of the amounts earned was deferred until mid-December 2010. Performance for the six-month period ending December 31, 2010 was evaluated after the close of the calendar year and the amounts earned were paid in March 2011. Thus, the amounts reflected in the Summary Compensation Table for fiscal 2011 reflect the payment of cash incentives in respect of calendar year 2010 because such amounts were earned and paid in fiscal 2011. The delay in paying the amounts earned during the first six-month performance period of the 2010 calendar year was the first step in our transition to a program of evaluating performance on an annual basis, rather than a semi-annual basis, and paying a single annual cash incentive payment.

All of our named executive officers earned 100% of their target cash incentive awards for calendar year 2011, or in the case of Mr. Shortall for fiscal year 2012, at the levels provided in their employment agreements. These awards were paid in one installment in March 2012, or in the case of Mr. Shortall in December 2011, based on satisfaction of the officers’ personal KPIs established by the compensation committee. Although our fiscal year ends on June 30, our performance year for our cash incentive program is based on a calendar year, except for Mr. Shortall whose cash incentive program is based on fiscal year performance. Thus, the payments we made to the named executive officers, other than Mr. Shortall, in March 2012 related to the 2011 calendar year performance period which included the first six months of fiscal 2012. Mr. Shortall received payment of his fiscal 2012 cash incentive award in December 2011 upon the compensation committee’s determination that he had achieved the majority of his fiscal 2012 KPIs by that time.

Our compensation committee may also determine to provide discretionary bonuses in addition to the target cash incentive opportunity to reward executives for contributions and achievements other than the executive’s pre-established KPIs. No such discretionary bonuses were awarded to our named executive officers during fiscal 2012.

The compensation committee in October 2010 approved KPIs for calendar 2011 for Messrs Wieland, Naftzger and Iampietro and for fiscal 2011 for Mr. Shortall. Subsequently, in June 2011, our compensation committee approved revised KPIs for calendar and fiscal 2011 for Messrs. Shortall, Wieland, Naftzger and Iampietro and for Dr. Mojdeh. These revised KPIs reflect the business realignment which we commenced in March 2011. The following is a summary description of these revised KPIs:

Alan D. Shortall, Chief Executive Officer

•	complete the industrialization of the Unifill® 3.1 syringe so as to meet customer demands

•	optimize US production to support Unitract® 1mL syringe sales

•	explore new product development, such as an auto-injector, and develop other advanced drug delivery products

•	secure supply or collaboration agreements with pharmaceutical and healthcare companies for commercialization of pipeline products

•	expand our organizational capability, build a high-performance culture and develop operational resources to meet customer requirements

•	continuously build stockholder value through financial accountability and commercial expansion

R. Richard Wieland II, Executive Vice President and Chief Financial Officer

•	support the completion of the industrialization of the Unifill® 3.1 syringe so as to meet customer demands

•	support the optimization of US production of the Unitract® 1mL syringe to support sales

•	support new product development activities

•	work with our chief executive officer, chief operating officer and other members of our executive team in securing supply or collaboration agreements with pharmaceutical and healthcare customers

•

expand our organizational capability, build a high-performance culture and develop operational resources by implementing a new SAP Enterprise Resource Planning (“ERP”) system and guiding the SOX compliance program to successful conclusion by June 30, 2011

•

continuously build stockholder value through financial accountability and commercial expansion by supporting financing activities, controlling costs, developing and implementing a global tax plan, and developing and implementing a cash management, financial planning and forecast process to support budget planning and controls

Dr. Ramin Mojdeh, Ph.D., Executive Vice President and Chief Operating Officer

•	complete the industrialization of the Unifill® 3.1 syringe so as to meet customer demands

•	optimize US production to support Unitract® 1mL syringe sales

•	explore new product development, such as an auto-injector, and develop other advanced drug delivery products

•	secure supply or collaboration agreements with pharmaceutical and healthcare companies for commercialization of pipeline products

•	expand our organizational capability, build a high-performance culture and develop operational resources to meet customer requirements

•	continuously build stockholder value through financial accountability and commercial expansion

J. Christopher Naftzger, Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

•	support the completion of the industrialization of the Unifill® 3.1 syringe so as to meet customer demands

•	support the optimization of US production of the Unitract® 1mL syringe to support sales

•	support new product development activities and improve our intellectual property protection program

•

support our chief executive officer, chief operating officer and other members of our executive team in securing supply or collaboration agreements with pharmaceutical and healthcare customers, and in the negotiation and execution of other supply, partnership, sales and distribution agreements

•

expand our organizational capability, build a high-performance culture and develop operational resources by implementing a new SAP ERP system and guiding the SOX compliance program to successful conclusion by June 30, 2011

•

continuously build stockholder value through financial accountability and commercial expansion by supporting our chief executive officer, chief operating officer and chief financial officer in financing activities, controlling costs, supporting the development and implementation of a global tax plan; assisting our chief executive officer and chief financial officer with the preparation and review of registration statements and other corporate filings, planning and preparing for all board and board committee meetings and the annual stockholders meeting and implementing appropriate risk management programs

Mark V. Iampietro, Vice President, Quality Systems and Regulatory Affairs

•	provide quality and regulatory affairs support to the commercialization of the Unifill® 3.1 syringe to ensure that we are able to commence supply to pharmaceutical partners for product testing

•	provide quality and regulatory affairs support to ensure that we are able to meet all quality and regulatory requirements for the Unitract® 1mL syringe program

•

provide quality and regulatory affairs support to optimize new product development to meet customer needs; ensure that we meet all quality and regulatory requirements to manufacture, market and sell our new products; complete regulatory compliance activities to support these product lines

•

provide quality and regulatory affairs support to ensure that we are able to meet all quality and regulatory requirements in supply or collaboration agreements in support of market demand and customer needs

•

expand our organizational capability, build a high-performance culture and develop operational resources by supporting the implementation of a new SAP ERP system and by ensuring that all staff members are well-trained in all quality requirements for medical device manufacturing

•	continuously build stockholder value by controlling costs and supporting the implementation of risk management and compliance programs

The compensation committee in December 2011 approved KPIs for calendar 2012 for Messrs. Mojdeh, Wieland, Naftzger and Iampietro and at the same time revised and updated for fiscal 2012 the KPIs of

Mr. Shortall, having noted that he had largely achieved the majority of the previously established KPIs for fiscal 2012. The following is a summary description of the KPIs for calendar and fiscal year 2012, as revised, for each of the named executive officers:

Alan D. Shortall, Chief Executive Officer

•	Pursue clinical trial or commercial supply agreements for the Unifill® syringe and produce to meet customer needs

•	Pursue production cost reductions and produce Unitract ® syringes to meet sales demand

•	Explore new product development and customization activities to support customer requests and protect new product technology

•	Secure collaboration, distribution, clinical trial or commercial supply agreements with pharmaceutical and/or healthcare customers

•

Expand our organizational capability, build a high-performance culture and develop operational resources through strategic hiring and compensation practices, improving operating systems and developing new or improved products

•	Continuously build shareholder value through financial accountability, good corporate governance, prudent risk management, sound compliance practices and commercial expansion

Dr. Ramin Mojdeh, Ph.D., Executive Vice President and Chief Operating Officer

•	Pursue clinical trial or commercial supply agreements for the Unifill® syringe and produce to meet customer needs

•	Pursue production cost reductions and produce Unitract ® syringes to meet sales demand

•	Explore new product development and customization activities to support customer requests and protect new product technology

•	Secure collaboration, distribution, clinical trial or commercial supply agreements with pharmaceutical and/or healthcare customers

•

Expand our organizational capability, build a high-performance culture and develop operational resources through strategic hiring and compensation practices, improving operating systems and developing new or improved products

•	Continuously build shareholder value through financial accountability, good corporate governance, prudent risk management, sound compliance practices and commercial expansion

R. Richard Wieland II, Executive Vice President and Chief Financial Officer

•	Support the negotiation of clinical trial or commercial supply agreements for the Unifill® syringe through financial modeling and cost analysis

•	Support the reduction in costs to produce Unitract ® syringes through financial modeling, cost accounting and prudent budgetary controls

•	Support new product development through financial modeling and cost accounting support

•	Support the negotiation of collaboration, distribution, clinical trial or commercial supply agreements with pharmaceutical and/or healthcare customers through financial modeling and cost analysis

•

Expand our organizational capability, build a high-performance culture and develop operational resources through strategic hiring and compensation practices and by improving information technology, accounting and other operating systems

•	Continuously build shareholder value through financial accountability, good corporate governance, prudent risk management, sound compliance practices and commercial expansion

J. Christopher Naftzger, Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

•	Support the negotiation of clinical trial or commercial supply agreements for the Unifill® syringe through legal counsel and analysis

•	Support the negotiation of distribution or commercial supply agreements for the Unitract® syringe through legal counsel and analysis

•	Support new product development through intellectual property legal counsel and analysis. Ensure all intellectual property is properly protected internationally

•	Support the negotiation of distribution, collaboration, clinical trial or commercial supply agreements with pharmaceutical and/or healthcare customers through legal counsel and analysis

•

Expand our organizational capability, build a high-performance culture and develop operational resources through strategic hiring and compensation practices and by improving intellectual property protection, regulatory compliance and other operating systems

•	Continuously build shareholder value through financial accountability, good corporate governance, prudent risk management, sound compliance practices and commercial expansion

Mark V. Iampietro, Vice President, Corporate Quality and Regulatory Affairs

•	Provide quality and regulatory support to the negotiation and implementation of clinical trial or commercial supply agreements for the Unifill® syringe

•

Provide quality and regulatory support to the negotiation and implementation of distribution, clinical trial or commercial supply agreements for the Unitract® syringe. Support the reduction in costs to produce Unitract ® syringes

•	Provide quality and regulatory support for new product development and customization activities to support customer requests

•

Provide quality and regulatory support to the negotiation and implementation of collaboration, distribution, clinical trial or commercial supply agreements with pharmaceutical and/or healthcare customers

•

Expand our organizational capability, build a high-performance culture and develop operational resources through strategic hiring and compensation practices, improving quality and other operating systems and supporting the development of new or improved products

•	Continuously build shareholder value through financial accountability, good corporate governance, prudent risk management, sound compliance practices and commercial expansion

Noting that Mr. Shortall had achieved the majority of his KPIs by mid-way through the 2012 performance period, the compensation committee approved early payment of his annual cash incentive award in December 2012 in recognition of his accomplishments and contribution to the company. These KPI achievements included (i) raising over $35 million in new capital through a public offering of stock in the United States, (ii) starting commercial production of the ready-to-fill syringe and the supply of such syringes to two major pharmaceutical companies for stability testing, (iii) overseeing the development of new products, including the Unifill Select, Unifill EZ-Mix and auto-injector, (iv) entering into a clinical development agreement with a leading pharmaceutical company for a specialty drug delivery device, (v) continuing the commercialization and sale of the 1mL syringe, including entering into distribution agreements with various distributors, and (vi) continuing development of strategic partnerships with key pharmaceutical companies.

Long-Term Incentive Compensation

As described above, stock-based incentives are a key component of our executive compensation program. Employee ownership is a core value of our operating culture. Management and the compensation committee believe that stock ownership encourages our executives to create value for us over the long term. They also believe that stock ownership promotes retention and affiliation with us by aligning executive interests with those of our stockholders and allowing our executives to share in our long-term success after satisfying multi-year vesting requirements.

Our long-term incentive compensation has been in the form of grants of stock options and restricted stock awards, with all such grants made during fiscal 2012 having been made under our stockholder-approved 2009 Stock Incentive Plan. All of our stock options are granted at an exercise price equal to the closing price of our common stock on the date of grant. We view stock options as an important element of performance-based compensation because a stock option provides no realizable value to a recipient until the vesting requirements have been met and will increase in value only as the trading price of our shares increases following the grant of the stock options. Similarly, we view restricted stock awards as an important element of performance-based compensation because, as a stockholder, the named executive officer shares in both the upside and the downside risk of movements in the market price of our common stock. We believe that this sharing in the downside risk, which is not a feature of stock options, coupled with multi-year vesting periods helps to keep the named executive officers focused on the interests of our stockholders over the long term.

For retention purposes, we have granted stock options and restricted stock awards to our named executive officers that vest over time based on continuous employment with us through the relevant vesting dates. In addition, for incentive purposes, we have granted stock options and restricted stock awards to certain of our named executive officers that vest upon achievement of specified performance criteria, including the accomplishment of strategic business milestones, our attaining specified market capitalization targets, or the trading price of our common stock reaching specified levels for sustained periods.

On September 30, 2011, we entered into a new employment agreement with Mr. Shortall that extends the term of his employment with us as our chief executive officer until December 31, 2014. His then-existing employment agreement was set to expire on December 31, 2011. Pursuant to the terms of the new agreement, the Committee approved the grant of new long-term incentive awards to Mr. Shortall in the form of 750,000 stock options with time-based vesting conditions and 1,166,000 shares of restricted stock with performance-based vesting conditions, each of which were granted effective January 3, 2012 after obtaining stockholder approval of the awards. See the narrative following the Grants of Plan-Based Awards in Fiscal 2012 table on page 31 for more information about the terms of these long-term incentive awards to Mr. Shortall.

On June 14, 2012, we entered into a new employment agreement with Dr. Mojdeh, with an initial four and a half year term, until December 31, 2016. In connection with the employment agreement, the compensation committee approved a grant to Dr. Mojdeh, effective June 14, 2012, of 1,250,000 restricted shares of our common stock. The restricted shares will vest in accordance with the terms of the restricted stock agreement entered into by the Company and Dr. Mojdeh on June 14, 2012, or Stock Agreement, and provided that Dr. Mojdeh remains continuously employed with us through the relevant vesting milestones. See the narrative following the Grants of Plan-Based Awards in Fiscal 2012 table on page 31 for more information about the terms of this long-term incentive award to Dr. Mojdeh.

Savings Plans

We do not provide for wealth accumulation for retirement through defined benefit pension plans or supplemental executive retirement plans, nor do we anticipate doing so in the future. Our U.S. subsidiary, Unilife Medical Solutions, Inc., maintains a broad-based 401(k) plan that permits our employees, including our named executive officers, to accumulate savings for retirement on a tax-deferred basis. Our U.S. subsidiary commenced matching employee contributions under the 401(k) plan in January, 2012, including matching contributions to named executive officers who contribute to the 401(k).

Other Benefits and Perquisites

The named executive officers are eligible to participate in employee benefit programs generally offered to our other employees. In addition, we provide certain other perquisites to the named executive officers that are not generally available to other employees. Our compensation committee reviews these benefits and perquisites. We also provide temporary housing and other relocation assistance when certain employees, including named executive officers, are hired or relocated for business reasons. We anticipate continuing to offer newly hired or relocated employees relocation benefits which are competitive and appropriate for their level of responsibility. For more detailed information regarding benefits and perquisites provided to the named executive officers, see the footnotes to the Summary Compensation Table on page 30.

Severance

Severance provisions are set forth in the employment agreements with our named executive officers. Further information regarding the severance benefits of our named executive officers is described under — “Potential Payments upon Termination or Change in Control.”

We will continue the severance obligations under these employment agreements. We believe that severance benefits allow us to attract and retain talented executives, and to entice other potential employees to accept positions with us and to relocate to our central Pennsylvania headquarters. In establishing these arrangements, we consider that we do not provide defined benefit pension or supplemental executive retirement plan benefits.

Guidelines for Share Ownership and Holding Periods for Stock-based Awards for Named Executive Officers

Our chief executive officer is also currently our largest stockholder. Although we do not have formal stock ownership requirements for our named executive officers, our chief executive officer’s ownership position assists in ensuring that management decisions are aligned with stockholder interests. Moreover, under the terms of the stock option and restricted stock awards that our chief executive officer received in fiscal 2010, he may not dispose of the net gain shares received under those awards before the first anniversary on which the awards become vested with respect to such shares. This holding period requirement expires if his employment terminates or we undergo a change in control. Net gain shares are the shares remaining after satisfaction of tax withholding obligations and/or payment of the option exercise price via share withholding. As of the date of this proxy statement, none of the 834,000 stock options or 1,166,000 shares of restricted stock granted on February 3, 2010 to our chief executive officer have vested. In light of his already substantial ownership position, these holding period requirements were not included in the stock option and restricted stock awards that our chief executive officer received in fiscal 2012.

In May 2011, the board discussed adopting stock ownership guidelines to require our executive officers and directors to accumulate and hold a minimum number of shares of our common stock to ensure that their interests are aligned with stockholder interests. While the board decided in September 2011 to establish stock ownership and retention guidelines for non-executive directors, the board decided not to adopt similar guidelines for our executive officers at that time. Our compensation committee will continue to review this matter on a yearly basis in consultation with our compensation consultants.

Potential Impact on Compensation from Executive Misconduct

Because of the subjective nature of certain aspects of executive incentive compensation, at present we have no formal policies and/or provisions with respect to the adjustment or recovery of awards or payments if the relative performance measures upon which they are based are restated or otherwise adjusted in a manner that would have reduced the size of an award or payment. These types of provisions are often referred to as recoupment or claw-back policies. In June 2011, our compensation committee evaluated the advisability of adopting a claw-back policy to protect our investors from financial misconduct. The compensation committee determined that we should adopt such a policy once the SEC issues regulations under the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act, or “Dodd-Frank”, about the proper form and scope of the claw-back policy required under that Act. The compensation committee wishes to ensure that we implement a fully compliant policy at one time, rather than implement an interim policy that may require amendment after the SEC regulations are released. In the meantime, our chief executive officer and chief financial officer are and shall remain subject to Section 304 of SOX, which provides that if a financial restatement is required due to the material noncompliance of the issuer, as a result of misconduct, with any financial reporting requirement under the securities laws, then the issuer’s chief executive officer and chief financial officer must repay the issuer any amounts received as incentive-based or stock-based compensation and profits received from the sale of securities if such amounts are received during the 12 months following the filing of the inaccurate financial statements.

Tax Matters

Section 162(m) of the United States Internal Revenue Code of 1986, as amended, places a limit of $1,000,000 on the amount of compensation that publicly held corporations may deduct for United States federal tax purposes in any one year with respect to certain named executive officers.

To the extent that Section 162(m) applies to our compensation program for our named executive officers, our compensation committee follows a general practice of considering the adverse effect of Section 162(m) on the deductibility of compensation when designing annual and long-term compensation programs and approving payouts under these programs. While the tax treatment of compensation is important, the primary factor influencing program design is the support of business objectives. Consequently, our compensation committee reserves the right to design and administer compensation programs in a manner that does not satisfy the requirements of Section 162(m) and to approve the payment of nondeductible compensation, if the compensation committee believes doing so is in our best interest.

Accounting Matters

We record compensation expenses from our stock-based incentive compensation awards in accordance with FASB Accounting Standards Codification Topic 718, Compensation — Stock Compensation. We estimate the grant-date fair value of stock options using the Black-Scholes option-pricing model, with the exception of market-based grants, which are valued based on the Monte Carlo pricing model. The fair value of restricted stock is measured on the date of grant using the closing price of our common stock on that date.

Role of Stockholder Say-on-Pay Votes

We provide our stockholders with the opportunity to cast an annual, nonbinding advisory vote on executive compensation (a “say-on-pay proposal”). At the Annual Meeting of Stockholders held on December 1, 2011, approximately 86% of the votes cast on the say-on-pay proposal at that meeting were voted in favor of the proposal. Our compensation committee considered the outcome of that advisory vote to be an endorsement of the compensation committee’s compensation philosophy and implementation. As such, in making its decisions regarding executive compensation for fiscal 2012, the compensation committee chose to retain the fiscal 2011 structure of the executive compensation program while making quantitative adjustments to reflect the performance of our company and our named executive officers in fiscal 2012. The compensation committee will continue to consider the outcome of our company’s say-on-pay votes when making future compensation decisions for the named executive officers.

COMPENSATION COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, the Exchange Act, except to the extent that Unilife Corporation specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended or the Exchange Act.

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis appearing above with management. Based on such review and discussions, the compensation committee recommended to the board that the Compensation Discussion and Analysis be included in our annual report on Form 10-K and this proxy statement.

THE COMPENSATION COMMITTEE

Slavko James Joseph Bosnjak (Chairman)

John Lund

William Galle

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth information concerning the compensation earned during fiscal 2012, 2011 and 2010 by our named executive officers.

Name and Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)		Total ($)
Alan D. Shortall	2012	420,000	—	3,966,443	1,270,568	210,000	244,712	(4)	6,111,723
Chief Executive Officer	2011	423,150	—	—	—	400,000	75,296		898,446
	2010	428,019	—	7,742,240	2,652,120	200,000	64,805		11,087,184
R. Richard Wieland II(5)	2012	245,000	—	—	—	98,000	26,729	(6)	369,729
Chief Financial Officer	2011	247,096	—	—	68,918	55,860	128,232		500,106
	2010	4,712	—	422,400	570,000	8,167	3,858		1,009,137
Ramin Mojdeh, Ph.D.(7)	2012	330,000	—	5,930,225	—	165,000	62,020	(8)	6,487,245
Chief Operating Officer	2011	137,077	—	582,000	819,178	—	15,097		1,553,352
J. Christopher Naftzger(9)	2012	210,000	—	60,550	—	60,000	2,538		333,088
General Counsel, Corporate Secretary, and Chief Compliance Officer	2011	199,154	—	238,000	204,445	29,400	91,553		762,552
Mark V. Iampietro	2012	203,000	—	59,650	—	49,250	18,823	(10)	330,723
Vice President of Quality	2011	193,096	—	—	36,428	47,375	1,180		278,079
and Regulatory Affairs	2010	185,000	—	303,500	—	46,250	30,459		565,209

(1)	Reflects the aggregate grant date fair value of stock awards granted during the relevant fiscal year calculated in accordance with FASB ASC Topic 718. See Note 4 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended June 30, 2012.
(2)	Reflects the aggregate grant date fair value of stock options granted during the relevant fiscal year calculated in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 4 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended June 30, 2012.
(3)	We provide more detailed information about non-equity incentive plan compensation in the footnotes to the Grants of Plan-Based Awards Table below. The amounts in this column reflect the annual cash incentive awards earned during the relevant fiscal year.
(4)	Includes $96,534 related to medical expenses and $40,168 related to income taxes associated with these expenses. Includes payments of $34,961 related to the purchase and maintenance of an automobile. Also includes $61,823 related to travel expenses of family members accompanying Mr. Shortall on business trips and $11,226 of other expenses.
(5)	Mr. Wieland has been serving as our chief financial officer since June 8, 2010. The amounts disclosed for fiscal 2010, other than the amounts under the stock awards and option awards columns, reflect amounts earned from June 8, 2010 to June 30, 2010.
(6)	Represents reimbursement for relocation expenses.
(7)	Dr. Mojdeh has been serving as our chief operating officer since February 7, 2011. The amounts disclosed for fiscal 2011, other than the amounts under the stock awards and option columns, reflect amounts earned from February 7, 2011 to June 30, 2011. Dr. Mojdeh was not one of our named executive officers during fiscal 2010.
(8)	Includes payments of $33,349 related to relocation, $23,563 related to the purchase and maintenance of an automobile and $5,108 of other expenses.
(9)	Mr. Naftzger has been serving as our general counsel, corporate secretary and chief compliance officer since July 6, 2010. Mr. Naftzger was not one of our named executive officers for fiscal 2010.
(10)	Includes $16,170 related to the payment of income taxes in connection with the vesting of shares of restricted stock and $2,653 of other expenses.

Grants of Plan-Based Awards in Fiscal 2012

The following table provides information regarding all plan-based awards made to our named executive officers during fiscal 2012:

Name	Award Type(1)	Grant Date	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards Target ($)(2)		Estimated Future Payouts Under Equity Incentive Plan Awards: Target (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)
Alan D. Shortall	RS	1/3/12	9/30/11	—		1,166,000	—	—	—	3,966,443
	OP	1/3/12	9/30/11	—		—	—	750,000	3.24	1,270,568
	AIC	—	—	210,000	(2)	—	—	—	—	—
R. Richard Wieland II	AIC	—	—	98,000		—	—	—	—	—
Ramin Mojdeh,Ph.D.	RS	3/20/12	2/27/12	—		—	41,250	—	—	142,725
	RS	6/14/12	6/13/12	—		1,250,000	—	—	—	5,787,500
	AIC	—	—	165,000		—	—	—	—	—
J. Christopher Naftzger	RS	3/20/12	2/27/12	—		—	17,500	—	—	60,550
	AIC	—	—	66,000		—	—	—	—	—
Mark V. Iampietro	RS	3/20/12	2/27/12	—		—	17,240	—	—	59,650
	AIC	—	—	52,250		—	—	—	—	—

*	Includes only those columns relating to grants awarded to the named executive officers in fiscal 2012. All other columns have been omitted.
(1)	Award Type:

OP = stock option

RS = restricted stock award

AIC = annual incentive cash award

(2)	Pursuant to Mr. Shortall’s employment agreement, Mr. Shortall’s annual cash incentive award is based on a performance period that aligns with our fiscal year. The annual cash incentive award for each of our other named executive officers is based on a calendar year performance period with amounts earned, if any, payable in the first quarter of the subsequent calendar year. Amounts in this column for our named executive officers other than Mr. Shortall reflect the annual incentive compensation target award opportunity for the calendar year 2012 performance period which commenced in the middle of our 2012 fiscal year.

The non-equity incentive plan award opportunity for each of our named executive officers with whom we have employment agreements is specified as a term of his employment agreement. Although the employment agreements of Messrs. Wieland and Naftzger expired on June 30, 2012, the compensation committee set the non-equity incentive plan award opportunity for those named executive officers for calendar year 2012 at the levels indicated in their employment agreements in effect at the beginning of the calendar year. The non-equity incentive plan award opportunity for our named executive officers, in all cases, is a discretionary amount expressed as a percentage of base salary, subject to achievement of KPIs established by our compensation committee. Those percentages are as follows:

Name	Percentage of Base Salary
Alan D. Shortall R. Richard Wieland II	50 40	% %
Ramin Mojdeh, Ph.D.	50%
J. Christopher Naftzger	30%
Mark V. Iampietro	25%

The amounts reflected in the Grants of Plan-Based Awards in Fiscal 2012 table on page 31 as targeted estimated future payout of non-incentive plan awards reflect these percentages of base salary as each named executive officer’s award opportunity for the year. With respect to our named executive officers other than our chief executive officer, their fiscal 2012 award opportunities are for services performed throughout the 2012 calendar year and paid, to the extent earned, during the first quarter of calendar year 2013. Our chief executive officer’s fiscal 2012 award opportunity is for services performed during the 2012 fiscal year.

Although our fiscal year ends on June 30, our performance year for our annual cash incentive program for our named executive officers is based on a calendar year, except for Mr. Shortall whose cash incentive program is based on fiscal year performance. Thus, the payments we made to the named executive officers, other than Mr. Shortall, in March 2012 related to the 2011 calendar year performance period which included the first six months of fiscal 2012. Mr. Shortall received payment of his fiscal 2012 cash incentive award in December 2011 upon the compensation committee’s determination that he had achieved the majority of his fiscal 2012 KPIs by that time. All of these amounts are reported in the Summary Compensation Table on page 30 for fiscal 2012.

On September 30, 2011, we entered into a new employment agreement with Mr. Shortall that extends the term of his employment with us as our chief executive officer until December 31, 2014. His then-existing employment agreement was set to expire on December 31, 2011. Pursuant to the terms of the new agreement, the Committee approved the grant of new long-term incentive awards to Mr. Shortall in the form of 750,000 stock options with time-based vesting conditions and 1,166,000 shares of restricted stock with performance-based vesting conditions, each of which were granted effective January 3, 2012 after obtaining stockholder approval of the awards.

The stock options were granted with an exercise price equal to the closing price of our common stock on the grant date, January 3, 2012 and have a ten-year term. Their vesting is tied to Mr. Shortall’s continued employment with us. Specifically, the stock options are scheduled to vest in three equal installments as follows:

•	250,000 of the stock options will vest and become exercisable on the first anniversary of the grant date,

•	250,000 of the stock options will vest and become exercisable on the second anniversary of the grant date, and

•	250,000 of the stock options will vest and become exercisable on the third anniversary of the grant date.

There are no other performance conditions or other requirements attaching to the stock options other than the requirement that Mr. Shortall continues to be employed by us. Notwithstanding the foregoing, the stock options will immediately become vested and exercisable upon (i) the occurrence of a change in control event (as defined in our 2009 Stock Incentive Plan), (ii) the death of Mr. Shortall, or (iii) Mr. Shortall ceasing to be employed by us by reason of disability. The stock options will lapse if Mr. Shortall ceases to be employed by us, except for reason of death or disability, prior to the vesting of the stock options.

Shares of restricted stock are a form of US security which are not available in Australia but which are commonly used in the United States as a form of incentive for executives and/or directors. Although shares of restricted stock have been issued to Mr. Shortall, Mr. Shortall will not be able to transfer the restricted stock until certain performance milestones are achieved (as described below) and the restricted stock will be forfeited if the performance milestones are not achieved within the prescribed period or if certain other events occur.

The shares of restricted stock granted to Mr. Shortall on January 3, 2012 are scheduled to vest as follows:

•	Product shipment to a pharmaceutical company for drug stability studies or drug clinical trials — 5% per drug.

•	The signing of a development agreement with a pharmaceutical company for the development or customization of a Unilife product with scheduled payments of up to $3,000,000 — 5% per agreement.

•

The signing of a development agreement with a pharmaceutical company for the development or customization of a Unilife product with scheduled payments between $3,000,000 and $5,000,000 — 10% per agreement.

•	The signing of a development agreement with a pharmaceutical company for the development or customization of a Unilife product with scheduled payments in excess of $5,000,000 — 20% per agreement.

•	The signing of a commercial supply agreement for a Unilife product with sales of up to $25,000,000 — 15% per agreement.

•	The signing of a commercial supply agreement for a Unilife product with sales in excess of $25,000,000 — 25% per agreement.

•	Annual revenue in excess of $100,000,000 — 50%.

•	Annual revenue in excess of $200,000,000 — 100%.

Given our company’s transformation into a developer of advanced drug delivery devices to meet the specific needs of pharmaceutical companies, the compensation committee believes that it is important to set performance milestones that do not limit Mr. Shortall’s compensation to any one product, pharmaceutical customer or performance metric. The foregoing milestones were crafted by the compensation committee to allow Mr. Shortall and us flexibility to pursue various commercial paths that should result in increased stockholder value. Although Mr. Shortall could meet several of the foregoing milestones that in total would exceed 100%, under the terms of the grant, Mr. Shortall is capped at 100% or a total of 1,166,000 shares of restricted stock. For example, we enter into (i) an agreement with a pharmaceutical company for product for one stability test (5%), (ii) two development agreements for a Unilife product in excess of $5,000,000 (20% each) and (iii) and three commercial supply agreements for a Unilife product of up to $25,000,000 (15% each), 90% of Mr. Shortall’s restricted stock would have vested under the grant. If the company then enters into a commercial supply agreement for a Unilife product with sales in excess of $25,000,000, which according to the foregoing schedule should result in 25% of his restricted stock vesting, Mr. Shortall would only receive 10% as he is capped at 100%. Thereafter, Mr. Shortall would not receive any additional shares of restricted stock no matter what other milestones are met during the term of his employment agreement. The compensation committee has sole discretion to determine whether and when a particular vesting condition has been satisfied.

Notwithstanding the foregoing, the shares of restricted stock will immediately vest upon (i) the occurrence of a change in control (as defined in our 2009 Stock Incentive Plan), (ii) the death of Mr. Shortall, or (iii) Mr. Shortall ceasing to be employed by us by reason of disability. The shares of restricted stock will be forfeited if Mr. Shortall voluntarily resigns or if we terminate his employment with us for cause. The shares of restricted stock will be forfeited, to the extent not yet vested, on the fifth anniversary of the grant date.

On June 14, 2012, we entered into a new employment agreement with Dr. Mojdeh, with an initial four and a half year term, until December 31, 2016. In connection with the employment agreement, the compensation committee approved a grant to Dr. Mojdeh, effective June 14, 2012, of 1,250,000 restricted shares of our common stock. The restricted shares will vest in accordance with the terms of the restricted stock agreement entered into by our company and Dr. Mojdeh on June 14, 2012, or Stock Agreement, and provided that Dr. Mojdeh remains continuously employed with us through the relevant vesting milestones.

The table below sets forth the performance milestones that apply to the restricted shares. Subject to the provisions of the Stock Agreement, the percentage of restricted shares set forth opposite each performance milestone in the table will become eligible to become vested and nonforfeitable as of the next following time-

based milestone date upon the successful achievement of that performance milestone. The performance milestones, and the percentage of restricted shares eligible to become vested due to the achievement of those milestones, are as follows:

PERFORMANCE MILESTONES	Percentage of Restricted Shares Eligible to Vest
The signing of a development agreement with a pharmaceutical company for the development or customization of a Unilife product with scheduled payments of up to $5,000,000	10% per agreement
The signing of a development agreement with a pharmaceutical company for the development or customization of a Unilife product with scheduled payments in excess of $5,000,000	20% per agreement
The signing of a commercial supply agreement for a Unilife product with sales of under $10,000,000	20% per agreement
The signing of a commercial supply agreement for a Unilife product with sales of $10,000,000 or greater but less than $50,000,000	30% per agreement
The signing of a commercial supply agreement for a Unilife product with sales of $50,000,000 or greater but less than $100,000,000	50% per agreement
The signing of a commercial supply agreement for a Unilife product with sales of $100,000,000 or greater	100% per agreement
Market capitalization of the Company over $1.5 billion (based on the closing price of the Company’s common stock on NASDAQ for any 20 of 30 consecutive Trading Days)	100%

Although Dr. Mojdeh is expected to meet several of the foregoing milestones that in total would exceed 100%, Dr. Mojdeh is capped at becoming vested in 100% or a total of 1,250,000 restricted shares. For the avoidance of doubt, if a single development agreement or commercial supply agreement would meet more than one of the foregoing milestones, Dr. Mojdeh will be eligible to vest in the highest level designated for the performance milestones met by such agreement but not the cumulative amount. For example, upon the signing of a development agreement with a pharmaceutical company for the development or customization of a Unilife product with scheduled payments in excess of $5,000,000, Dr. Mojdeh will be eligible to vest in 20% of the restricted shares, not 30% (i.e., not 10% for the first milestone and 20% for the second milestone).

In addition to meeting the performance milestones as set forth in the Stock Agreement, the vesting of the restricted shares is also subject to Dr. Mojdeh meeting time-based milestones based on the anniversary of the grant date of the restricted shares, as follows:

TIME-BASED MILESTONES	Percentage of Restricted Shares Eligible to Vest
The first anniversary date of the Stock Agreement	20%
The second anniversary date of the Stock Agreement	20%
The third anniversary date of the Stock Agreement	20%
The fourth anniversary date of the Stock Agreement	40%

The restricted shares will not vest until both the performance milestone and the time-based milestone have been met and the maximum number of restricted shares that may vest upon a time-based milestone date will not exceed the lesser of the percentage of restricted shares eligible to vest pursuant to achieved performance milestones that have not previously vested or the applicable time-based milestone for such date. For example, if during the first year of the Stock Agreement, the market capitalization of the Company exceeds $1.5 billion, based on the closing price of the Company’s common stock on NASDAQ for any 20 of 30 consecutive trading days, Dr. Mojdeh would be eligible to have 100% of the restricted shares vest under the achieved performance milestones, but the maximum number of restricted shares that would actually vest on the first anniversary of the Stock Agreement would be 20% because of the 20% limitation on the time-based milestone for such anniversary date, and the remaining 80% of the eligible restricted shares from the achieved performance milestones would vest over the remaining three years pursuant to the time-based milestones.

The restricted shares will also vest upon a change in control of our company, or upon Dr. Mojdeh’s death or termination of employment due to total disability or without cause.

Outstanding Equity Awards Table

The following table provides information regarding all outstanding equity awards for our named executive officers as of June 30, 2012:

	Option Awards									Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Alan D. Shortall	—		750,000	(2)	—		3.24		1/3/22	—		—	—		—
	—		—		834,000	(3)	6.64		2/3/15	—		—	—		—
	1,250,000		—		—		2.01	(4)	9/30/13	—		—	—		—
	—		—		—		—		—	—		—	1,166,000	(5)	3,941,080
	—		—		—		—		—	—		—	1,166,000	(6)	3,941,080
R. Richard Wieland II	—		—		240,000	(7)	5.28		6/8/15	—		—	—		—
	7,479	(8)	14,957	(8)	—		5.46		1/3/21	—		—	—		—
	—		—		—		—		—	60,000	(9)	202,800	—		—
Ramin Mojdeh, Ph.D.	—		—		300,000	(10)	4.85		2/7/21	—		—	—		—
	—		—		—		—		—	60,000	(11)	202,800	40,000	(12)	135,200
	—		—		—		—		—	41,250	(13)	139,425	—		—
													1,250,000	(14)	4,225,000
J. Christopher Naftzger	—		—		60,000	(15)	5.95		7/6/15	—		—	—		—
	4,274	(16)	8,547	(16)	—		5.46		1/3/21	—		—	—		—
	—		—		—		—		—	30,000	(17)	101,400	—		—
	—		—		—		—		—	17,500	(18)	59,150	—		—
Mark V. Iampietro	3,953	(19)	7,906	(19)	—		5.46		1/3/21	—		—	—		—
	—		—		—		—		—	25,000	(20)	84,500	—		—
	—		—		—		—		—	17,240	(21)	58,271	—		—

*	Includes only those columns which are applicable.
(1)	The market value of all stock awards is based upon the closing price of our common stock of $3.38 at June 29, 2012, the last trading day of fiscal 2012.
(2)	These options were granted on January 3, 2012. One-third of the options will vest upon each of the first, second and third anniversaries of the date of grant, provided that Mr. Shortall remains employed with us through the relevant vesting date. The options will also vest upon a change in control or upon Mr. Shortall’s death or termination of employment due to total disability.
(3)	The options will vest as follows: 250,000 options will vest upon our share price reaching $9.45 or more for a minimum of 20 out of any 30 consecutive trading days, 250,000 options will vest upon our share price reaching $12.15 or more for a minimum of 20 out of any 30 consecutive trading days and 334,000 options will vest upon our share price reaching $17.82 or more for a minimum of 20 out of any 30 consecutive trading days. The options will also vest upon a change in control or upon Mr. Shortall’s death or termination of employment due to total disability.
(4)	Option awards were issued with an exercise price in Australian dollars. Amounts were converted using the exchange rate at June 30, 2012 of A$1.00 = US$1.0161.
(5)

Mr. Shortall’s shares of restricted stock are subject to vesting based on the achievement of the following performance milestones: 233,200 restricted shares will vest upon the signing of supply agreements with Sanofi for 100 million or more Unifill ready-to-fill syringes. 233,200 restricted shares will vest upon the signing of the first new agreement for the Unifill ready-to-fill syringe with a pharmaceutical company other than Sanofi or its affiliates. 233,200 restricted shares will vest upon the signing of an agreement with any pharmaceutical company, including Sanofi, for a new product (other than the Unifill ready-to-fill syringe). 233,200 restricted shares will vest upon the installation of the first Unifill ready-to-fill syringe production line into a clean room in our new facility, including the successful operational qualification of the line. 233,200 restricted shares will vest upon the first shipment of production quality sterile Unifill ready-to-fill syringes to Sanofi from a commercial production line. The shares of restricted stock will also vest upon a change in control or upon Mr. Shortall’s death or termination of employment due to total disability.
(6)	Mr. Shortall’s shares of restricted stock are subject to vesting based on the achievement of the following performance milestones: Product shipment to a pharmaceutical company for drug stability studies or drug clinical trials – 5% per drug; The signing of a development agreement with a pharmaceutical company for the development or customization of a Unilife product with scheduled payments of up to $3,000,000 – 5% per agreement; The signing of a development agreement with a pharmaceutical company for the development or customization of a Unilife product with scheduled payments between $3,000,000 – and $5,000,000—10% per agreement; The signing of a development agreement with a pharmaceutical company for the development or customization of a Unilife product with scheduled payments in excess of $5,000,000 – 20% per agreement; The signing of a commercial supply agreement for a Unilife product with sales of up to $25,000,000 – 15% per agreement; The signing of a commercial supply agreement for a Unilife product with sales in excess of $25,000,000 – 25% per agreement; Annual revenue in excess of $100,000,000 – 50%; Annual revenue in excess of $200,000,000 – 100%. The shares of restricted stock will also vest upon a change in control or upon Mr. Shortall’s death or termination of employment due to total disability.
(7)	The options will vest as follows provided that Mr. Wieland remains employed with us through the relevant vesting date: 60,000 options will vest upon our market capitalization reaching $500 million or more for 20 consecutive trading days; 60,000 options will vest upon our market capitalization reaching $750 million or more for 20 consecutive trading days; 60,000 options will vest upon our market capitalization reaching $1,250 million or more for 20 consecutive trading days; and 60,000 options will vest upon our market capitalization reaching $1,500 million or more for 20 consecutive trading days. The options will also vest upon a change in control, upon Mr. Wieland’s resignation within 180 days after Alan D. Shortall ceases to be our chief executive officer for any reason, or upon Mr. Wieland’s death or termination of employment due to total disability.
(8)	These options were granted on January 3, 2011. One-third of the options vested on the first anniversary of the grant date. One- third of the options will vest upon each of the second and third anniversaries of the date of grant, provided that Mr. Wieland remains employed with us through the relevant vesting date. The options will also vest upon a change in control, upon Mr. Wieland’s death or termination of employment due to total disability, or upon Mr. Wieland’s resignation 180 days after Alan D. Shortall ceases to be our chief executive officer for any reason.
(9)	A total of 80,000 shares of restricted stock were granted on June 8, 2010, of which 20,000 shares of restricted stock have vested. The unvested shares of restricted stock will vest as follows provided that Mr. Wieland remains employed with us through the relevant vesting date: 20,000 shares will vest on the third trading day after we release earnings for the fiscal quarter which includes the second anniversary of the date of grant, and 40,000 shares will vest on the third trading day after we release earnings for the fiscal quarter which includes the third anniversary of the date of grant. The shares of restricted stock will also vest upon a change in control, upon Mr. Wieland’s resignation within 180 days after Alan D. Shortall ceases to be our chief executive officer for any reason, or upon Mr. Wieland’s death or termination of employment due to total disability.
(10)

These options were granted on February 7, 2011. The options will vest as follows provided that Dr. Mojdeh remains employed with us through the relevant vesting date: (i) 37,500 will vest upon the complete implementation of the SAP ERP system for all manufacturing, supply and logistics related components (which occurred during the fourth quarter of fiscal 2011); (ii) 75,000 will vest upon meeting certain milestones relating to the installation, validation and production of first Unifill high volume automated assembly line; (iii) 37,500 will vest upon meeting certain milestones relating to the installation, validation and production of the second Unifill high volume automated assembly line; (iv) 37,500 will vest upon meeting specified revenue and gross margin targets; and (v) 112,500 will vest upon meeting development and implementation milestones for specified and unspecified new products. The options will also vest upon a change in control, upon Dr. Mojdeh’s death or termination of employment due to total disability.
(11)	A total of 80,000 shares of restricted stock were granted on February 7, 2011, of which 20,000 shares of restricted stock have vested. The unvested shares of restricted stock will vest as follows provided that Dr. Mojdeh remains employed with us through the relevant vesting date: 20,000 restricted shares will vest on the third trading day after we release earnings for the fiscal quarter which includes the second anniversary of the date of grant; 40,000 restricted shares will vest on the third trading day after we release earnings for the fiscal quarter which includes the third anniversary of the date of grant. The restricted shares will also vest upon a change in control, or upon Dr. Mojdeh’s death or termination of employment due to total disability.
(12)	These shares of restricted stock were granted on February 7, 2011. The restricted shares will vest as follows provided that Dr. Mojdeh remains employed with us through the relevant vesting date: 20,000 restricted shares will vest upon signing of a first new supply agreement for the Unifill ready-to-fill syringe with a pharmaceutical company other than Sanofi or its affiliates, and 20,000 restricted shares will vest upon signing of a second new supply agreement for the Unifill ready-to-fill syringe with a pharmaceutical company other than Sanofi or its affiliates. The restricted shares will also vest upon a change in control, or upon Dr. Mojdeh’s death or termination of employment due to total disability.
(13)	A total of 41,250 shares of restricted stock were granted on March 20, 2012. The restricted shares will vest as follows provided that Dr. Mojdeh remains employed with us through the relevant vesting date: 13,750 restricted shares will vest on the third trading day after the Company’s release of earnings immediately following the first anniversary of the date of grant; 13,750 restricted shares will vest on the third trading day after the Company’s release of earnings immediately following the second anniversary of the date of grant; 13,750 restricted shares will vest on the third trading day after the Company’s release of earnings immediately following the third anniversary of the date of grant. The restricted shares will also vest upon a change in control, or upon Dr. Mojdeh’s death or termination of employment due to total disability.
(14)	Dr. Mojdeh’s shares of restricted stock are subject to vesting based on the achievement of the following performance milestones: The signing of a development agreement with a pharmaceutical company for the development or customization of a Unilife product with scheduled payments of up to $5,000,000 – 10% per agreement; The signing of a development agreement with a pharmaceutical company for the development or customization of a Unilife product with scheduled payments in excess of $5,000,000 20% per agreement; The signing of a commercial supply agreement for a Unilife product with sales of under $10,000,000 – 20% per agreement; The signing of a commercial supply agreement for a Unilife product with sales of $10,000,000 or greater but less than $50,000,000 – 30% per agreement; The signing of a commercial supply agreement for a Unilife product with sales of $50,000,000 or greater but less than $100,000,000 – 50% per agreement; The signing of a commercial supply agreement a Unilife product with sales of $100,000,000 or greater – 100% per agreement; Market capitalization of the Company over $1.5 billion (based on the closing price of the Company’s common stock on NASDAQ for any 20 out of 30 consecutive trading days) – 100% The restricted shares will also vest upon a change in control, or upon Dr. Mojdeh’s death or termination of employment due to total disability.
(15)	These options were granted on July 6, 2010. The options will vest as follows provided that Mr. Naftzger remains employed with us through the relevant vesting date: 30,000 will vest upon the execution by us and a pharmaceutical company (“Pharma A”) of one or more commercial supply agreements for the Unifill ready-to-fill syringe which provide for aggregate revenues to us of at least $10 million; and 30,000 will vest upon the execution by us and a pharmaceutical company other than Pharma A or any affiliate of Pharma A of one or more commercial supply agreements for the Unifill ready-to-fill syringe which provide for aggregate revenues to us of at least $25 million. The options will also vest upon a change in control, upon Mr. Naftzger’s death or termination of employment due to total disability, or upon Mr. Naftzger’s resignation within 180 days after Alan D. Shortall ceases to be our chief executive officer for any reason.
(16)

These options were granted on January 3, 2011. One-third of the options vested on the first anniversary of the date of grant. One third of the options will vest upon each of the second and third anniversaries of the date of grant, provided that Mr. Naftzger remains employed with us through the relevant vesting date. The options will also vest upon a change in control, upon Mr. Naftzger’s death or termination of employment due to total disability, or upon Mr. Naftzger’s resignation within 180 days after Alan D. Shortall ceases to be our chief executive officer for any reason.
(17)	A total of 40,000 shares of restricted stock were granted on July 6, 2010, of which 10,000 shares of restricted stock have vested. The unvested shares of restricted stock will vest as follows provided that Mr. Naftzger remains employed with us through the relevant vesting date: 10,000 shares will vest on the third trading day after we release earnings for the fiscal quarter which includes the second anniversary of the date of grant, and 20,000 shares will vest on the third trading day after we release earnings for the fiscal quarter which includes the third anniversary of the date of grant. The restricted shares will also vest upon a change in control, upon Mr. Naftzger’s death or termination of employment due to total disability, or upon Mr. Naftzger’s resignation within 180 days after Alan D. Shortall ceases to be our chief executive officer for any reason.
(18)	A total of 17,500 shares of restricted stock were granted on March 20, 2012. The restricted shares will vest as follows provided that Mr. Naftzger remains employed with us through the relevant vesting date: 5,834 restricted shares will vest on the third trading day after the Company’s release of earnings immediately following the first anniversary of the date of grant; 5,833 restricted shares will vest on the third trading day after the Company’s release of earnings immediately following the second anniversary of the date of grant; 5,833 restricted shares will vest on the third trading day after the Company’s release of earnings immediately following the third anniversary of the date of grant. The restricted shares will also vest upon a change in control, or upon Mr. Naftzger’s death or termination of employment due to total disability.
(19)	These options were granted on January 3, 2011. One-third of the options vested on the first anniversary of the grant date. One-third of the options will vest upon each of the second and third anniversaries of the date of grant, provided that Mr. Iampietro remains employed with us through the relevant vesting date.
(20)	A total of 50,000 shares of restricted stock were granted on March 26, 2010, of which 25,000 shares of restricted stock have vested. The unvested shares of restricted stock will vest as follows provided that Mr. Iampietro remains employed with us through the relevant vesting date: 25,000 shares will vest on the third trading day after we release earnings for the fiscal quarter which includes the third anniversary of the date of grant. The shares of restricted stock will also vest upon a change in control, or upon Mr. Iampietro’s death or termination of employment due to total disability.
(21)	A total of 17,240 shares of restricted stock were granted on March 20, 2012. The restricted shares will vest as follows provided that Mr. Iampietro remains employed with us through the relevant vesting date: 5,747 restricted shares will vest on the third trading day after the Company’s release of earnings immediately following the first anniversary of the date of grant; 5,747 restricted shares will vest on the third trading day after the Company’s release of earnings immediately following the second anniversary of the date of grant; 5,746 restricted shares will vest on the third trading day after the Company’s release of earnings immediately following the third anniversary of the date of grant. The restricted shares will also vest upon a change in control, or upon Mr. Ianpietro’s death or termination of employment due to total disability.

Option Exercises and Stock Vested in Fiscal 2012

The following table contains information relating to the exercise of stock options and vesting of restricted stock during fiscal 2012.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Alan D. Shortall	—	—	—	—
R. Richard Wieland II	—	—	20,000	83,000
Ramin Mojdeh, Ph.D.	—	—	20,000	83,000
J. Christopher Naftzger	—	—	10,000	46,200
Mark V. Iampietro	—	—	12,500	51,875

(1)	Represents the difference between the exercise price of the stock options and the fair market value of our common stock at exercise. Amount was converted using the exchange rate on the date of exercise.
(2)	The value realized upon vesting of stock awards was calculated by multiplying the closing price of our common stock on the vesting date by the number of shares that became vested on that date.

Potential Payments upon Termination Or Change In Control

During fiscal 2012, we maintained employment agreements with each of our named executive officers which provide for certain payments and benefits upon the named executive officer’s termination of employment with us under certain circumstances. In addition, stock-based awards granted to our named executive officers contain provisions for the acceleration of vesting under certain circumstances.

The table below reflects the compensation and benefits, if any, due to each of the named executive officers upon a voluntary termination; a termination for cause; an involuntary termination other than for cause or resignation for good reason, both before and after a change of control; the occurrence of a change of control; or a termination due to death, disability or retirement, in accordance with the employment agreements and equity award agreements in place with our named executive officers during fiscal 2012. Except with respect to our chief executive officer, none of our named executive officers are entitled to a tax gross-up payment in the event that the benefits that they receive upon termination of employment or the occurrence of a change in control result in the imposition of golden parachute excise taxes. The amounts shown in the table below assume that each termination of employment or the change of control, as applicable, was effective as of June 29, 2012, the last business day of our 2012 fiscal year, and the fair market value of a share of our common stock at $3.38, which was the closing price of our shares on June 29, 2012, the last trading day of our fiscal year. The amounts shown in the table are estimates of the amounts which would be payable upon termination of employment or change of control as applicable. The actual amounts to be paid can only be determined at the time of the actual termination of employment or change of control, as applicable. In this regard, it is important to note that the employment agreements that we had during fiscal 2012 with Messrs. Wieland and Naftzger expired on June 30, 2012 and have not been replaced. Consequently, other than the accelerated vesting of outstanding equity awards upon death, disability, a change in control of the company, or resignation of the executive within 180 days after Mr. Shortall ceases to be our chief executive officer for any reason, which accelerated vesting occurs pursuant to the terms of the relevant equity award agreements, the company no longer has a contractual obligation to provide the other amounts and benefits noted in the following table for Messrs. Wieland and Naftzger.

The value of the accelerated vesting of options was calculated by multiplying the number of unvested shares subject to each option by the excess, if any, between $3.38, the closing price of a share of our common stock on June 29, 2012, over the per share exercise price of the option. The value of the accelerated vesting of restricted stock was calculated by multiplying the aggregate number of unvested shares of restricted stock by $3.38, the closing price of a share of our common stock on June 29, 2012. More details concerning these values are set forth in the footnotes below.

Name	Benefit	Voluntary Resignation or Termination for Cause		Termination Without Cause Prior to Change in Control(1)		Change in Control (2)		Termination Without Cause After Change in Control (3)		Death or Disability(2)
Alan D. Shortall	Cash severance	$—		$630,000	(4)	$—		$630,000	(4)	$—
	Options	—		—	(5)	—	(5)	—	(5)	—	(5)
	Restricted Stock	—		7,882,160	(6)	7,882,160	(6)	7,882,160	(6)	7,882,160	(6)
	Health Benefits	—		5,815	(7)	—		5,815	(7)	—
	Excise tax gross up	—		—		3,900,124		3,900,124		—
	Relocation	100,000	(8)	100,000	(8)	—		100,000	(8)	100,000	(8)

	Total Value	$100,000		$8,617,975		$11,782,284		$12,518,099		$7,982,160

R. Richard Wieland II (9)	Cash severance	$—		$245,000	(10)	$—		$423,360	(11)	$—
	Options	—		—		—	(12)	—	(12)	—	(12)
	Restricted Stock	—		—		202,800	(13)	202,800	(13)	202,800	(13)
	Health Benefits	—		5,815	(14)	—		8,723	(15)	—
	Relocation	—		—		—		—		—

	Total Value	$—		$250,815		$202,800		$634,883		$202,800

Name	Benefit	Voluntary Resignation or Termination for Cause	Termination Without Cause Prior to Change in Control(1)		Change in Control (2)		Termination Without Cause After Change in Control (3)		Death or Disability(2)
Ramin Mojdeh, Ph.D.	Cash severance	$—	$495,000	(16)	$—		$660,000	(17)	$—
	Options	—	—		—	(18)	—	(18)	—	(18)
	Restricted Stock	—	4,702,425	(19)	4,702,425	(19)	4,702,425	(19)	4,702,425	(19)
	Health Benefits	—	5,815	(20)	—		8,723	(21)	—
	Relocation	—	—		—		—		—

	Total Value	$—	$5,203,240		$4,702,425		$5,371,148		$4,702,425

J. Christopher Naftzger(22)	Cash severance	$—	$220,000	(23)	$—		$359,400	(24)	$—
	Options	—	—		—	(25)	—	(25)	—	(25)
	Restricted Stock	—	—		160,550	(26)	160,550	(26)	160,550	(26)
	Health Benefits	—	5,815	(27)	—		8,723	(28)
	Relocation	—	—		—		—		—

	Total Value	$—	$225,815		$160,550		$528,673		$160,550

Mark V. Iampietro	Cash severance	$—	$104,500	(29)	$—		$360,875	(30)	$—
	Options	—	—		—	(31)	—	(31)	—	(31)
	Restricted Stock	—	—		142,771	(32)	142,771	(32)	142,771	(32)
	Health Benefits	—	2,908	(33)	—		8,723	(33)	—
	Relocation	—	—		—		—		—

	Total Value	$—	$107,408		$142,771		$512,369		$142,771

(1)	Except with respect to Mr. Shortall, Termination Without Cause includes termination due to our decision not to renew a named executive officer’s employment agreement if the named executive officer was willing and able to continue performing services under the terms of the employment agreement.
(2)	Upon a change of control or in the case of termination of employment due to death or total disability, all outstanding options and shares of restricted stock vest.
(3)	Termination Without Cause After Change in Control reflects the aggregate of any payments and benefits to which the executive becomes entitled upon a single-trigger Change in Control event and any incremental payments and benefits to which the executive becomes entitled upon termination of employment coincident with or following such Change in Control event.
(4)	The cash severance payment to Mr. Shortall is calculated based on an amount equal to 12 months of his total salary compensation for the fiscal year in which employment is terminated ($420,000) plus the amount of bonus earned by Mr. Shortall in our fiscal year ended June 30, 2012 ($210,000).
(5)	All of Mr. Shortall’s outstanding unvested options were underwater as of June 29, 2012. In the event that Mr. Shortall’s employment is terminated by us without cause prior to a change in control, his performance-based stock options are neither accelerated nor forfeited; rather, he retains the opportunity to vest in the options if the performance milestones are satisfied before the expiration date.
(6)	This amount represents the value of the accelerated vesting of 2,332,000 shares of restricted stock based on a value per share of $3.38, the closing price of our shares on June 29, 2012. In the event that Mr. Shortall’s employment is terminated by us without cause prior to a change in control, his performance-based restricted stock is neither accelerated nor forfeited; rather, he retains the opportunity to vest in the restricted stock if the performance milestones are satisfied before the expiration date.

(7)	This amount represents the cost of 12 months of Mr. Shortall’s COBRA health care continuation coverage.
(8)	Upon the end of Mr. Shortall’s employment with us in the United States we have the obligation to pay for the relocation of Mr. Shortall and his family from the United States to Australia, including moving his personal and household effects. The amount above represents the estimated expenses associated with such relocation as of June 29, 2012.
(9)	If Mr. Wieland resigns his employment with us within 180 days after Alan D. Shortall ceases to be our chief executive officer for any reason, Mr. Wieland is entitled to receive the payments set forth under “Termination Without Cause After a Change in Control.”
(10)	This amount represents an amount equal to 12 months of Mr. Wieland’s total salary compensation for the fiscal year in which employment is terminated.
(11)	This amount represents an amount equal to eighteen months of Mr. Wieland’s total salary compensation for the fiscal year in which employment is terminated ($367,500) plus the amount of the bonus paid to Mr. Wieland in our fiscal year ended June 30, 2011 ($55,860).
(12)	All of Mr. Wieland’s outstanding unvested options were underwater as of June 29, 2012. Had the options been in the money, the amount reflected would represent the excess, if any between $3.38, the closing price of our shares on June 29, 2012, and the option exercise price.
(13)	This amount represents the value of the accelerated vesting of 60,000 shares of restricted stock based on a value per share of $3.38, the closing price of our shares on June 29, 2012.
(14)	This amount represents the cost of 12 months of Mr. Wieland’s COBRA health care continuation coverage.
(15)	This amount represents the cost of 18 months of Mr. Wieland’s COBRA health care continuation coverage.
(16)	This amount represents an amount equal to 12 months of Dr. Mojdeh’s total salary compensation for the fiscal year in which employment is terminated. ($330,000) plus the greater of the bonus earned and paid in the last completed fiscal year or the target bonus for the calendar year in which employment is terminated ($165,000).
(17)	This amount represents an amount equal to 18 months of Dr. Mojdeh’s total salary compensation for the fiscal year in which employment is terminated ($495,000) plus the greater of the bonus earned and paid in the last completed fiscal year or the target bonus for the calendar year in which employment is terminated. ($165,000).
(18)	All of Dr. Mojdeh’s outstanding unvested options were underwater as of June 29, 2012. Had the options been in the money, the amount reflected would represent the excess, if any between $3.38, the closing price of our shares on June 29, 2012, and the option exercise price.
(19)	This amount represents the value of the accelerated vesting of 1,391,250 shares of restricted stock based on a value per share of $3.38, the closing price of our shares on June 29, 2012.
(20)	This amount represents the cost of 12 months of Dr. Mojdeh’s COBRA health care continuation coverage.
(21)	This amount represents the cost of 18 months of Dr. Mojdeh’s COBRA health care continuation coverage.
(22)	If Mr. Naftzger resigns his employment with us within 180 days after Alan D. Shortall ceases to be our chief executive officer for any reason, Mr. Naftzger is entitled to receive the payments set forth under “Termination Without Cause After a Change in Control.”
(23)	This amount represents an amount equal to 12 months of Mr. Naftzger’s total salary compensation for the fiscal year in which employment is terminated.
(24)	This amount represents an amount equal to 18 months of Mr. Naftzger’s total salary compensation for the fiscal year in which employment is terminated ($330,000) plus the amount of the bonus paid to Mr. Naftzger in our fiscal year ended June 30, 2011 ($29,400).
(25)	All of Mr. Naftzger’s outstanding unvested options were underwater as of June 29, 2012. Had the options been in the money, the amount reflected would represent the excess, if any between $3.38, the closing price of our shares on June 29, 2012, and the option exercise price.
(26)	This amount represents the value of the accelerated vesting of 47,500 shares of restricted stock based on a value per share of $3.38, the closing price of our shares on June 29, 2012.
(27)	This amount represents the cost of 12 months of Mr. Naftzger’s COBRA health care continuation coverage.
(28)	This amount represents the cost of 18 months of Mr. Naftzger’s COBRA health care continuation coverage.
(29)	This amount represents an amount equal to six months of Mr. Iampietro’s total salary compensation for the fiscal year in which employment is terminated.

(30)	This amount represents an amount equal to 18 months of Mr. Iampietro’s total salary compensation for the fiscal year in which employment is terminated ($313,500) plus the amount of the bonus paid to Mr. Iampietro in our fiscal year ended June 30, 2011 ($47,375).
(31)	All of Mr. Iampietro’s outstanding unvested options were underwater as of June 29, 2012. Had the options been in the money, the amount reflected would represent the excess, if any, between $3.38, the closing price of our shares on June 29, 2012, and the option exercise price.
(32)	This amount represents the value of the accelerated vesting of 42,240 shares of restricted stock based on a value per share of $3.38, the closing price of our shares on June 29, 2012.
(33)	This amount represents the cost of six months of Mr. Iampietro’s COBRA health care continuation coverage.
(34)	This amount represents the cost of 18 months of Mr. Iampietro’s COBRA health care continuation coverage.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of June 30, 2012 with respect to our equity compensation plans. See Note 4 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended June 30, 2012 for further information.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders
Employee Share Option Plan	1,808,334		$2.90	—	(1)
2009 Stock Incentive Plan	4,769,621	(2)	5.37	960,389	(3)
2009 private placement options	491,662	(4)	5.58	—
Equity compensation plans not approved by security holders
Individual agreements with various consultants, advisors and other third parties	852,333		4.43	—

Total	7,921,950		$4.72	960,389

(1)	No further options will be granted under this plan.
(2)	Represents the number of shares issuable upon exercise of outstanding options under the 2009 Stock Incentive Plan. In addition, there are 4,511,665 non-vested shares issued pursuant to restricted stock awards under the 2009 Stock Incentive Plan.
(3)	Represents the number of shares available for future issuance pursuant to stock option, restricted stock and other awards under the 2009 Stock Incentive Plan. The number of shares available for issuance under the 2009 Stock Incentive Plan adjusts annually commencing on January 1, 2011 as provided therein.
(4)	Represents options granted as compensation to brokers who assisted in the 2009 private placement.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

During the last three fiscal years, we have been a party to one transaction in which the amount involved exceeded $120,000 and in which any director, executive officer, holder of more than 5% of our capital stock, or their immediate family members, had a material interest.

We have an agreement with a consulting entity, of which Jeff Carter, a member of our board is the principal. Under the terms of the agreement, Mr. Carter will perform finance, accounting and secretarial consulting services in Australia. We pay Mr. Carter on a month to month basis for these services. Under the agreement, we pay the consulting entity a commercial arm’s length fee for the consulting services of A$13,200 per month. During fiscal 2012, we paid the consulting entity A$209,604. Of these consulting fees, A$72,364 was paid to one of our former employees to assist Mr. Carter in performing these functions.

On October 26, 2008, we entered into a Deed of Settlement and Release with Alan D. Shortall, our director and chief executive officer, and certain other individuals (collectively, the “Founding Stockholders”), pursuant to which, as a final settlement of our obligations under the agreement for our acquisition of Unitract, we agreed to issue 1,666,667 shares of common stock to the Founding Stockholders if we reported net income of at least

A$6.5 million during any fiscal year prior to October 31, 2014 and to issue an additional 1,666,667 shares of common stock if we reported net income of at least A$12 million during any fiscal year prior to October 31, 2014. Pursuant to a subsequent notification from the Founding Stockholders to us dated as of October 27, 2009, three of the four Founding Stockholders (Alan D. Shortall, Joseph Kaal and Craig Thorley) each relinquished, for no consideration, all of the shares he would have received pursuant to the Deed of Settlement and Release and directed us to issue all his founder shares to the fourth Founding Stockholder, Roger Williamson, in recognition of the fact that Mr. Williamson provided seed capital in connection with the founding of our company. During the year ended June 30, 2009, we met both of the net income requirements and therefore, in November 2009, we issued 3,333,333 shares of common stock to Mr. Williamson, which were in full satisfaction of our obligation to all of the Founding Stockholders.

We review all relationships and transactions in which we and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. Our chief executive officer and chief financial officer are primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related party transactions. Our audit committee reviews and approves or ratifies any related party transaction pursuant to the authority given under the charter of the audit committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding ownership of our common stock by (i) each person, or group of affiliated persons who is known by us to beneficially own 5% or more of our common stock, (ii) each of our directors, (iii) each of our named executive officers and (iv) all current directors and executive officers as a group. All of this information gives effect to the redomiciliation and the share consolidation effected in connection therewith.

Beneficial ownership is determined according to the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. The beneficial ownership percentages set forth below are based on 81,816,079 shares of common stock outstanding as of September 15, 2012. All shares of common stock owned by such person, including shares of common stock underlying stock options that are currently exercisable or exercisable within 60 days after September 15, 2012 (all of which we refer to as being currently exercisable) are deemed to be outstanding and beneficially owned by that person for the purpose of computing the ownership percentage of that person, but are not considered outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, to our knowledge, each person listed in the table below has sole voting and investment power with respect to the shares shown to be beneficially owned by such person, except to the extent that applicable law gives spouses shared authority

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned
Directors and Named Executive Officers(1)
Slavko James Joseph Bosnjak	684,118	(2)	*
Alan D. Shortall	6,764,117	(3)	8.1%
John Lund	117,667	(4)	*
William Galle	188,334	(5)	*
Jeff Carter	125,845	(6)	*
Mary Katherine Wold	96,667	(7)	*
Marc S. Firestone	96,667	(7)	*
R. Richard Wieland II	81,219	(8)	*
Ramin Mojdeh, Ph.D	1,558,350	(9)	1.9%
J. Christopher Naftzger	63,714	(10)	*
Mark V. Iampietro	68,033	(11)	*
All directors and executive officers as a group (11 persons)	9,844,731	(12)	11.8%

*	Indicates less than 1%
(1)	The address of each director and executive officer listed above is c/o Unilife Corporation, 250 Cross Farm Lane, York, Pennsylvania 17604.
(2)	Includes options to purchase 166,667 shares of common stock which are currently exercisable.
(3)	Includes 2,332,000 shares of restricted stock which are subject to performance based vesting conditions. Includes options to purchase 1,250,000 shares of common stock which are currently exercisable. Does not include options to purchase 1,584,000 shares of common stock which are not currently exercisable. Includes $1,000,000 worth of unrestricted common stock that is subject to a pledge agreement between Mr. Shortall and Oppenheimer & Co.
(4)	Includes options to purchase 66,667 shares of common stock which are currently exercisable. Does not include options to purchase 33,333 shares of common stock which are not currently exercisable.
(5)	Includes options to purchase 158,334 shares of common stock which are currently exercisable. Does not include options to purchase 33,333 shares of common stock which are not currently exercisable.
(6)	Includes options to purchase 66,667 shares of common stock which are currently exercisable. Does not include options to purchase 33,333 shares of common stock which are not currently exercisable.
(7)	Includes options to purchase 66,667 shares of common stock which are currently exercisable. Does not include options to purchase 33,333 shares of common stock which are not currently exercisable.
(8)	Includes 40,000 shares of restricted stock which are subject to time based vesting conditions. Includes options to purchase 7,479 shares of common stock which are currently exercisable. Does not include options to purchase 254,957 shares of common stock which are not currently exercisable.
(9)	Includes 101,250 shares of restricted stock which are subject to time based vesting conditions and 1,290,000 shares of restricted stock which are subject to performance based vesting conditions. Includes options to purchase 37,500 shares of common stock which are currently exercisable. Does not include options to purchase 262,500 shares of common stock which are not currently exercisable.
(10)	Includes 47,500 shares of restricted stock which are subject to time based vesting conditions. Includes options to purchase 4,274 shares of common stock which are currently exercisable. Does not include options to purchase 68,547 shares of common stock which are not currently exercisable.
(11)	Includes 42,240 shares of restricted stock which are subject to time based vesting conditions. Includes options to purchase 3,953 shares of common stock which are currently exercisable. Does not include options to purchase 7,906 shares of common stock which are not currently exercisable.
(12)	Includes 3,852,990 shares of restricted stock which are subject to performance-based and time-based vesting conditions, options to purchase 1,894,875 shares of common stock which are currently exercisable and options to purchase 2,344,575 shares of common stock which are not currently exercisable.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock to file with the SEC reports of ownership and changes in ownership of our common stock. Our directors, executive officers and greater than 10% beneficial owners of our common stock are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. Based solely upon information furnished to us and contained in reports filed with the SEC, as well as any written representations that no other reports were required, we believe that all Section 16(a) reports of our directors, executive officers and greater than 10% beneficial owners were filed timely for the fiscal year ended June 30, 2012.

PROPOSAL NO. 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing you with the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our executive officers named in the Summary Compensation Table under “Executive Compensation.” Under Dodd-Frank, we are required to seek a non-binding advisory vote from our stockholders to approve the compensation awarded to our named executive officers. This proposal, commonly known as a “say-on-pay” proposal, gives you as a stockholder the opportunity to express your views on our named executive officers’ compensation. This vote is not intended to address any specific element of our compensation programs, but rather to address our overall approach to the compensation of our named executive officers described in this proxy statement. The vote solicited by this proposal is advisory and its outcome will not be binding on the board or require the board or the compensation committee to take any action. However, the compensation committee values the opinions expressed by our stockholders in their vote on this proposal and expects to take into account the outcome of this vote when evaluating future executive compensation arrangements for our named executive officers.

We have in place comprehensive executive compensation programs. Our compensation committee continually monitors executive compensation programs and adopt changes to reflect the marketplace in which we compete for talent, as well as general economic, regulatory and legislative developments affecting executive compensation. As described in detail under the heading “EXECUTIVE COMPENSATION — Compensation Discussion and Analysis,” our executive compensation programs are designed to help us attract, retain and motivate superior executive talent, while providing competitive and differentiated levels of pay based on corporate and individual performance that reinforce the alignment of the interests of the members of our executive management team with those of our stockholders.

The board is asking stockholders to cast a non-binding advisory vote on the following resolution:

“Resolved that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the disclosure rules of the Securities and Exchange Commission, including the “Compensation Discussion and Analysis,” compensation tables and narrative discussions, is approved on a non-binding advisory basis.”

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL NO. 3

PROPOSAL NO. 4 — RATIFICATION OF ISSUANCE AND SALE OF COMMON STOCK

Background

As announced on June 29, 2012, we completed a public offering of our shares of common stock in the United States pursuant to which we issued and sold 6,154,000 shares of common stock at a price of US$3.25 per share for an aggregate principal amount of US$20,000,500 in an underwritten public offering pursuant to our shelf registration statement that was declared effective by the SEC on June 30, 2011 and the prospectus supplement that we filed with the SEC on or about June 29, 2012. We refer to the shares we sold in the public offering as the “Shares.” The Shares have been issued and we are now seeking the approval of our stockholders for the purpose of ratifying the issuance and sale of the Shares pursuant to ASX Listing Rule 7.4.

ASX Listing Rules

ASX Listing Rule 7.1. ASX Listing Rule 7.1 prohibits, subject to certain exceptions, a company from issuing or agreeing to issue securities that would represent more than 15% of the company’s ordinary securities on issue 12 months prior to the date of issue (or agreement to issue) such securities, without prior approval of a company’s shareholders.

The Shares issued in the public offering were within the 15% limitation imposed under ASX Listing Rule 7.1 and accordingly stockholder approval was not required for their issue.

ASX Listing Rule 7.4. ASX Listing Rule 7.4 sets out an exception to ASX Listing Rule 7.1. This rule provides that where the shareholders in general meeting ratify a previous issuance of securities (made without shareholder approval under ASX Listing Rule 7.1), those securities will be excluded from the calculation of the number of securities that can be issued by the company in any 12-month period within the 15% limit set out in ASX Listing Rule 7.1.

On July 5, 2012, we issued the Shares pursuant to the public offering. Stockholder approval is now being sought under ASX Listing Rule 7.4 to ratify our issuance of the Shares.

In accordance with ASX Listing Rule 7.5, in addition to the information set out above, the following information is provided in relation to this proposal:

(a)	the total number of Shares issued by us in the public offering was 6,154,000 (equivalent to 36,924,000 CDIs);

(b)	the public offering price of each share was US$3.25 and this is the price at which the shares were issued;

(c)	the Shares were issued to the underwriters on the public offering who subsequently allotted the Shares to investors;

(d)	the issuance of the Shares was made to pursuant to a public offering under a registration statement that was declared effective by the SEC on June 30, 2011; and

(e)	the Shares rank equally with all other shares of our common stock.

Use of proceeds

We received net proceeds from the public offering of $18,800,475, after deducting the underwriting discount. We intend to use the net proceeds to fund the continued development and supply of our diversified portfolio of advanced drug delivery systems, to purchase and operate capital equipment to expand production, and for working capital and other general corporate purposes.

Voting Exclusion Statement

The Company will disregard any votes cast on Proposal No. 4 by a person who participated in the public offering and any associate of such person. However, the Company need not disregard a vote if it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card, or it is cast by the person chairing the annual meeting as a proxy for a person who is entitled to vote, in accordance with a direction on the proxy card to vote as the proxy decides.

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL NO. 4.

OTHER BUSINESS

2013 Stockholder Proposals

Stockholders interested in submitting a proposal to be considered for inclusion in our proxy statement for the 2013 annual meeting of stockholders may do so by following the procedures prescribed by Securities Exchange Act Rule 14a-8. To be eligible for inclusion, proposals must be submitted in writing and received by us at the address appearing as our principal executive offices on or before June 18, 2013.

A stockholder of ours may wish to have a proposal presented at the 2013 annual meeting of stockholders, but not to have the proposal included in our proxy statement relating to that meeting.

Pursuant to our bylaws, in most circumstances, no business may be brought before the meeting unless it is specified in the notice of meeting or is otherwise brought before the meeting at the direction of the board or by a stockholder of record who otherwise has the right to submit the proposal and who has delivered written notice to us (containing certain information specified in the bylaws about the stockholder and the proposed action) no later than 120 days prior to the first anniversary of the mailing date of the proxy statement for the preceding year’s meeting, i.e., before June 18, 2013.

Nominating or Recommending for Nomination Candidates for Director

Our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to us in accordance with our bylaws, which, in general, require that the notice be received by us within the time period described above under “2012 Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement.

Transaction of Other Business

Our board knows of no other business that will be conducted at the meeting other than as described in this proxy statement. If any other matter or matters are properly brought before the meeting or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By order of the Board of Directors,

J. Christopher Naftzger

Vice President, General Counsel,

Corporate Secretary & Chief Compliance Officer

October 16, 2012

Annex A

6,154,000 Shares of

Unilife Corporation

Common Stock

UNDERWRITING AGREEMENT

June 28, 2012

JEFFERIES & COMPANY, INC.

LEERINK SWANN LLC

As Representatives of the several Underwriters

c/o JEFFERIES & COMPANY, INC.

520 Madison Avenue

New York, New York 10022

c/o LEERINK SWANN LLC

One Federal Street, 37th Floor

Boston, Massachusetts 02110

Ladies and Gentlemen:

Introductory. Unilife Corporation, a Delaware corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule A (the “Underwriters”) an aggregate of 6,154,000 shares of its common stock, par value $0.01 per share (the “Shares”). The 6,154,000 Shares to be sold by the Company are called the “Offered Shares.” Jefferies & Company, Inc. (“Jefferies”) and Leerink Swann LLC (“Leerink”) have agreed to act as representatives of the several Underwriters (in such capacity, the “Representatives”) in connection with the offering and sale of the Offered Shares. To the extent there are no additional underwriters listed on Schedule A, the term “Representatives” as used herein shall mean you, as Underwriters.

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form S-3, File No. 333-173195, including a base prospectus (the “Base Prospectus”) to be used in connection with the offering and sale of the Offered Shares. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it became effective under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), including all documents incorporated or deemed to be incorporated by reference therein and any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B or Rule 430C under the Securities Act, is called the “Registration Statement.” Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act in connection with the offer and sale of the Offered Shares is called the “Rule 462(b) Registration Statement,” and from and after the date and time of filing of any such Rule 462(b) Registration Statement the term “Registration Statement” shall include the Rule 462(b) Registration Statement. As used herein, the term “Prospectus” shall mean the final prospectus supplement to the Base Prospectus that describes the Offered Shares and the offering thereof (the “Final Prospectus Supplement”), together with the Base Prospectus, in the form first used by the Underwriters to confirm sales of the Offered Shares or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act. As used herein, “Applicable Time” is 7:30 p.m. (New York time) on June 28, 2012. As used herein, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, and “Time of Sale Prospectus” means the Base Prospectus, as amended or supplemented (including, without limitation, by the filing of any prospectus supplement to the Base Prospectus pursuant to Rule 424 under the Securities Act) immediately prior to the Applicable Time, together with the free writing prospectuses, if any, identified in Schedule B. As used herein, “Road Show” means a “road show” (as defined in Rule 433 under the Securities Act) relating to the offering of the Offered Shares contemplated hereby that is a “written communication” (as defined in Rule 405 under the Securities Act). As used herein, the terms “Registration Statement,” “Base Prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents incorporated or deemed to be incorporated by reference therein. All references in this Agreement to financial statements and schedules and other information which are “contained,” “included” or “stated” in the Registration Statement, the Rule 462(b) Registration Statement, the Base Prospectus, the Time of Sale Prospectus or the Prospectus, and all other references of like import, shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Rule 462(b) Registration Statement, the Base Prospectus, the Time of Sale Prospectus or the Prospectus, as the case may be. All references in this Agreement to amendments or supplements to the Registration Statement, the Base Prospectus, the Time of Sale Prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”) that is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus, the Time of Sale Prospectus or the Prospectus, as the case may be. All references in this Agreement to (i) the Registration Statement, the Base Prospectus, the Time of Sale Prospectus or the Prospectus, any amendments or supplements to any of the foregoing, or any free writing prospectus, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) and (ii) the Prospectus shall be deemed to include any “electronic Prospectus” provided for use in connection with the offering of the Offered Shares as contemplated by Section 3(n) of this Agreement.

In the event that the Company has only one subsidiary, then all references herein to “subsidiaries” of the Company shall be deemed to refer to such single subsidiary, mutatis mutandis.

The Company hereby confirms its agreement with the Underwriters as follows:

Section 1. Representations and Warranties of the Company. The Company hereby represents, warrants and covenants to each Underwriter, as of the date of this Agreement and as of the Closing Date (as hereinafter defined), as follows:

(a) Compliance with Registration Requirements. The Registration Statement has become effective under the Securities Act. The Company has complied to the Commission’s satisfaction with all requests of the Commission for additional or supplemental information, if any, relating to the Registration Statement. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission.

At the time the Registration Statement was originally filed with the Commission and at the time the Company’s Annual Report on Form 10-K for the year ended June 30, 2011 (the “Annual Report”) was filed with the Commission, the Company met the then-applicable requirements for use of Form S-3 under the Securities Act.

The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus, at the time they were or hereafter are filed with the Commission, or became effective under the Exchange Act, as the case may be, complied and will comply in all material respects with the requirements of the Exchange Act.

(b) Disclosure. The Prospectus when filed complied or will comply in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR, was identical (except as may be permitted by Regulation S-T under the Securities Act) to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Offered Shares. Each of the Registration Statement and any post-effective amendment thereto, at the time it became or becomes effective and at all subsequent times during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Securities by any Underwriter or a dealer, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the Applicable Time, the Time of Sale Prospectus (including any prospectus wrapper) did not, and at the time of each sale of the Offered Shares and at the Closing Date (as defined in Section 2), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Prospectus (including any Prospectus wrapper), as of its date and (as then amended or supplemented) at all subsequent times, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the three immediately preceding sentences do not apply to statements in or omissions from the Registration Statement or any post-effective amendment thereto, or the Prospectus or the Time of Sale Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with written information relating to any Underwriter furnished to the Company in writing by the Representatives expressly for use therein, it being understood and agreed that the only such information consists of the information described in Section 9(b) below. There are no contracts or other documents required to be described in the Time of Sale Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement which have not been described or filed as required.

(c) Free Writing Prospectuses; Road Show. As of the determination date referenced in Rule 164(h) under the Securities Act, the Company was not, is not or will not be (as applicable) an “ineligible issuer” in connection with the offering of the Offered Shares pursuant to Rules 164, 405 and 433 under the Securities Act. Each free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of Rule 433 under the Securities Act, including timely filing with the Commission or retention where required and legending, and each such free writing prospectus, as of its issue date and at all subsequent times through the completion of the offer and sale of the Offered Shares did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Time of Sale Prospectus or the Prospectus . Except for the free writing prospectuses, if any, identified in Schedule B, and electronic road shows, if any, furnished to you before first use, the Company has not prepared, used or referred to, and will not, without your prior written consent, prepare, use or refer to, any free writing prospectus. Each Road Show that is a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) Offering Materials Furnished to Underwriters. The Company has made available to each Representative two complete copies of the Registration Statement and each amendment thereto (including, in each case, exhibits) and each consent and certificate of experts filed as a part thereof, and additional copies of the Registration Statement and each amendment thereto (without exhibits) and any free writing prospectus reviewed and consented to by the Representatives, in such quantities and at such places as the Representatives have reasonably requested for each of the Underwriters. Upon request of the Representatives, the Company will provide to the underwriters two complete, manually signed copies of the Registration Statement and each amendment thereto.

(e) Distribution of Offering Material By the Company. The Company has not distributed and will not distribute, prior to the completion of the Underwriters’ distribution of the Offered Shares, any offering material in connection with the offering and sale of the Offered Shares other than the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(f) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(g) Authorization of the Offered Shares. The Offered Shares have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company against payment therefor pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and the issuance and sale of the Offered Shares is not subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase the Offered Shares.

(h) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as have been duly waived.

(i) No Material Adverse Change. Except as otherwise disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement, the Time of Sale Prospectus and the Prospectus: (i) there has been no material adverse change, or any development that could be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, properties, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change being referred to herein as a “Material Adverse Change”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

(j) Independent Accountants. Each of KPMG LLP and BDO Audit (WA) Pty Ltd, which have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) filed with the Commission as a part of and incorporated by reference into the Registration Statement, the Time of Sale Prospectus and the Prospectus, is (i) an independent registered public accounting firm as required by the Exchange Act, and the rules of the Public Company Accounting Oversight Board (“PCAOB”), (ii) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X under the Securities Act and (iii) a registered public accounting firm as defined by the PCAOB whose registration has not been suspended or revoked and, to the knowledge of the Company, who has not requested such registration to be withdrawn.

(k) Financial Statements. The financial statements filed with the Commission as incorporated by reference into the Registration Statement, the Time of Sale Prospectus and the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations, changes in stockholders’ equity and cash flows for the periods specified, provided, however, that unaudited interim financial statements are subject to normal and recurring audit adjustments, which are not, individually or in the aggregate, expected to be material. Such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements are required to be included in the Registration Statement, the Time of Sale Prospectus or the Prospectus. The financial data set forth in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus

under the caption “Selected Financial Data” fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus, subject to normal and recurring audit adjustments, which are not, individually or in the aggregate, expected to be material. To the Company’s knowledge, no person who has been suspended or barred from being associated with a registered public accounting firm, or who has failed to comply with any sanction pursuant to Rule 5300 promulgated by the PCAOB, has participated in or otherwise aided the preparation of, or audited, the financial statements or other financial data filed with the Commission as a part of the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(l) Company’s Accounting System. The Company and each of its subsidiaries make and keep accurate books and records and maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(m) Disclosure Controls and Procedures; Deficiencies in or Changes to Internal Control Over Financial Reporting. The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 under the Exchange Act), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated by management of the Company for effectiveness as of the end of the Company’s most recent fiscal quarter; and (iii) are effective in all material respects to perform the functions for which they were established at the reasonable assurance level. Since the end of the Company’s most recent audited fiscal year, there have been no significant deficiencies or material weakness in the Company’s internal control over financial reporting (whether or not remediated) and no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company is not aware of any change in its internal control over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(n) Incorporation and Good Standing of the Company. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation to transact business and in good standing in the State of Delaware and each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business.

(o) Subsidiaries. Each of the Company’s “subsidiaries” (for purposes of this Agreement, as defined in Rule 405 under the Securities Act) has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, partnership or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable, and has the power and authority (corporate or other) to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus. Each of the Company’s subsidiaries is duly qualified as a foreign corporation, partnership or limited liability company, as applicable, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business. All of the issued and outstanding capital stock or other equity or ownership interests of each of the Company’s subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company, directly or through subsidiaries and are, except as could not be expected, individually or in the aggregate, to have a material adverse effect on the condition (financial or other), earnings, business, properties, operations or prospects of the Company and its subsidiaries, considered as one entity (a “Material Adverse Effect”), free and clear of any security interest, mortgage, pledge, lien, encumbrance or adverse claim. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2011.

(p) Capitalization and Other Capital Stock Matters. The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus (other than for subsequent issuances, if any, pursuant to employee benefit plans, or upon the exercise of outstanding options or warrants, in each case described in the Registration Statement, the Time of Sale Prospectus and the Prospectus). The Shares (including the Offered Shares) conform in all material respects to the description thereof contained in the Time of Sale Prospectus. All of the issued and outstanding Shares have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with all federal and state securities laws. None of the outstanding Shares was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those described in the Registration Statement, the Time of Sale Prospectus and the Prospectus. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

(q) Stock Exchange Listing. The Shares are registered pursuant to Section 12(b) of the Exchange Act and are listed on The NASDAQ Global Market (the “NASDAQ”) and the Company’s Chess Depositary Interests (“CDI”s) are listed on the Australian Securities Exchange (the “ASX”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Shares under the Exchange Act, delisting the Shares from the NASDAQ or delisting the CDIs from the ASX, nor has the Company received any notification that the Commission, the NASDAQ or the ASX is contemplating terminating such registration or listing. To the Company’s knowledge, it is in compliance with all applicable listing requirements of NASDAQ and ASX. The sale of the Offered Shares pursuant to the Agreement will not violate or require shareholder approval pursuant to Chapter 7 of the Listing Rules of the ASX.

(r) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws, partnership agreement or operating agreement or similar organizational documents, as applicable, or is in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, loan, credit agreement, note, lease, license agreement, contract, franchise or other instrument (including, without limitation, any pledge agreement, security agreement, mortgage or other instrument or agreement evidencing, guaranteeing, securing or relating to indebtedness) to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of their respective properties or assets are subject (each, an “Existing Instrument”), except for such Defaults as could not be expected, individually or in the aggregate, to have a Material Adverse Effect. The Company’s execution, delivery and performance of this Agreement, consummation of the transactions contemplated hereby and by the Registration Statement, the Time of Sale Prospectus and the Prospectus and the issuance and sale of the Offered Shares (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter or by-laws, partnership agreement or operating agreement or similar organizational documents, as applicable, of the Company or any subsidiary (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any of its subsidiaries, except, in the case of clause (ii), where such breaches, Defaults, results or violations as could not be expected, individually or in the aggregate, to result in a Material Adverse Effect. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by the Registration Statement, the Time of Sale Prospectus and the Prospectus, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act and such as may be required under applicable state securities or blue sky laws or the Financial Industry Regulatory Authority, Inc. (“FINRA”). As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(s) Compliance with Laws. The Company and its subsidiaries have been and are in compliance with all applicable laws, rules and regulations, except where failure to be so in compliance could not be expected, individually or in the aggregate, to have a Material Adverse Effect.

(t) No Material Actions or Proceedings. There is no action, suit, proceeding, inquiry or investigation brought by or before any governmental entity now pending or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which could be expected, individually or in the aggregate, to have a Material Adverse Effect or materially and adversely affect the consummation of the transaction contemplated by this Agreement or the performance by the Company of its obligations hereunder; and the aggregate of all pending legal or governmental proceedings to which the Company or any such subsidiary is a party or of which any of their respective properties or assets is the subject, including ordinary routine litigation incidental to the business, if determined adversely to the Company, could not be expected to have a Material Adverse Effect. No material labor dispute with the employees of the Company or any of its subsidiaries, or with the employees of any principal supplier, manufacturer, customer or contractor of the Company, exists or, to the best of the Company’s knowledge, is threatened or imminent.

(u) Intellectual Property Rights. The Company and its subsidiaries own, or have obtained valid and enforceable licenses for the inventions, patent applications, patents, trademarks, trade names, service names, copyrights, trade secrets and other intellectual property described in the Registration Statement, the Time of Sale Prospectus and the Prospectus as being owned or licensed by them or which are necessary for the conduct of their respective businesses as currently conducted or as currently proposed to be conducted (collectively, “Intellectual Property”) except for such exceptions as could not be expected, individually or in the aggregate, to result in a Material Adverse Effect. To the Company’s knowledge: (i) there are no third parties who have rights to any Intellectual Property, except for customary reversionary rights of third-party licensors with respect to Intellectual Property that is disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus as licensed to the Company or one or more of its subsidiaries; and (ii) there is no infringement by third parties of any Intellectual Property. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others: (A) challenging the Company’s rights in or to any Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; (B) challenging the validity, enforceability or scope of any Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; (C) asserting that the Company or any of its subsidiaries infringes or otherwise violates, or would, upon the commercialization of any product or service described in the Registration Statement, the Time of Sale Prospectus or the Prospectus as under development, infringe or violate, any patent, trademark, trade name, service name, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; or (D) challenging the validity or enforceability of any of the Intellectual Property. The Company and its subsidiaries have complied in all material respects with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or any subsidiary, and all such agreements are in full force and effect. The product candidates described in the Registration Statement, the Time of Sale Prospectus and the Prospectus as under development by the Company or any subsidiary fall within the scope of the claims of one or more patents owned by, or exclusively licensed to, the Company or any subsidiary.

(v) All Necessary Permits, etc. The Company and its subsidiaries possess such valid and current certificates, authorizations or permits required by state, federal or foreign regulatory agencies or bodies to conduct their respective businesses as currently conducted and as described in the Registration Statement, the Time of Sale Prospectus or the Prospectus (“Permits”). Neither the Company nor any of its subsidiaries is in violation of, or in default under, any of the Permits (a “Permit Violation”) or has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such Permit (a “Permit Notice”), except such violations, defaults or notices as could not be expected, individually or in the aggregate, to result in a Material Adverse Effect. The Company is not aware of any Permit Violations or Permit Notices.

(w) Title to Properties. The Company and its subsidiaries have good and marketable title to all of the real and personal property and other assets reflected as owned in the financial statements referred to in Section 1(k) above (or elsewhere in the Registration Statement, the Time of Sale Prospectus or the Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, adverse claims and other defects, except for such mortgages, liens, encumbrances, equities, adverse claims and other defects as are described in the Registration Statement, the Time of Sale Prospectus and the Prospectus. The real property, improvements, equipment and personal property held under lease by the Company or any of its subsidiaries are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.

(x) Tax Law Compliance. The Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns (each a “Tax Return”) or have properly requested extensions thereof and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them (each a “Required Tax Payment”) except as may be being contested in good faith and by appropriate proceedings, and except for such exceptions as could not be expected, individually or in the aggregate, to result in a Material Adverse Effect. The Company is not aware of any claims by any taxing authority that the Company has failed to file or request an extension to file any Tax Return or has failed to make any Required Tax Payment. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(k) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined.

(y) Insurance. Each of the Company and its subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as, in the reasonable judgment of the Company and its subsidiaries, are adequate for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes and policies covering the Company and its subsidiaries for product liability claims and clinical trial liability claims. The Company has no reason to believe that it or any of its subsidiaries will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that could not reasonably be expected to have a Material Adverse Effect. Since July 1, 2009, neither the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

(z) Compliance with Environmental Laws. Except as could not be reasonably expected, individually or in the aggregate, to have a Material Adverse Effect: (i) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”); (ii) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements; (iii) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (iv) to the Company’s knowledge, there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

(aa) ERISA Compliance. The Company and its subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, its subsidiaries or their “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company or any of its subsidiaries, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company or such subsidiary is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each employee benefit plan established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(bb) Company Not an “Investment Company.” The Company is not, and will not be, either after receipt of payment for the Offered Shares or after the application of the proceeds therefrom as described under “Use of Proceeds” in the Registration Statement, the Time of Sale Prospectus or the Prospectus, required to register as an “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(cc) No Price Stabilization or Manipulation; Compliance with Regulation M. Neither the Company nor any of its subsidiaries has taken, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Shares or of any “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act (“Regulation M”)) with respect to the Shares, whether to facilitate the sale or resale of the Offered Shares or otherwise, and has taken no action which would directly or indirectly violate Regulation M.

(dd) Related-Party Transactions. There are no business relationships or related-party transactions involving the Company or any of its subsidiaries or any other person required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus that have not been described as required.

(ee) FINRA Matters. All of the information provided to the Underwriters or to counsel for the Underwriters by or on behalf of the Company, and, to the Company’s knowledge, all of the information provided by the Company’s officers and directors and the holders of any securities (debt or equity) or options to acquire any securities of the Company in connection with information provided to FINRA pursuant to FINRA Rules or NASD Conduct Rules is true, complete and correct in all material respects.

(ff) Parties to Lock-Up Agreements. The Company has furnished to the Underwriters a letter agreement in the form attached hereto as Exhibit C (the “Lock-up Agreement”) from each of the persons listed on Exhibit D. Such Exhibit D lists under an appropriate caption the directors and officers of the Company. If any additional persons shall become directors or officers of the Company prior to the end of the Company Lock-up Period (as defined below), the Company shall cause each such person, prior to or contemporaneously with their appointment or election as a director or executive officer of the Company, to execute and deliver to the Representatives a Lock-up Agreement.

(gg) Statistical and Market-Related Data. All statistical, demographic and market-related data included in the Registration Statement, the Time of Sale Prospectus or the Prospectus are based on or derived from sources that the Company believes, after reasonable inquiry, to be reliable and accurate. To the Company’s knowledge, after reasonable investigation, it does not require the consent of any third party for the use of any such data.

(hh) No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries nor, to the best of the Company’s knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Registration Statement, the Time of Sale Prospectus or the Prospectus.

(ii) Foreign Corrupt Practices Act. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that has resulted or would result in a violation of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company and its subsidiaries and, to the knowledge of the Company, the Company’s affiliates have conducted their respective businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(jj) Money Laundering Laws. The operations of the Company and its subsidiaries are, and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(kk) OFAC. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or person acting on behalf of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, or any joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ll) Brokers. Except pursuant to this Agreement, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.

(mm) Forward-Looking Statements. Each financial or operational projection or other “forward-looking statement” (as defined by Section 27A of the Securities Act or Section 21E of the Exchange Act) contained in the Registration Statement, the Time of Sale Prospectus or the Prospectus (i) was so included by the Company in good faith and with reasonable basis after due consideration by the Company of the underlying assumptions, estimates and other applicable facts and circumstances and (ii) is accompanied by meaningful cautionary statements identifying those factors that could cause actual results to differ materially from those in such forward-looking statement. No such statement was made with the knowledge of an executive officer or director of the Company that is false or misleading.

(nn) Regulatory Compliance. The Company and its subsidiaries have each operated and currently are in compliance in all material respects with all applicable rules, regulations and policies of the Food and Drug Administration of the U.S. Department of Health and Human Services or any committee thereof or from any other U.S. or foreign government or drug or medical device regulatory agency (collectively, the “Regulatory Agencies”).

(oo) No Rights to Purchase Preferred Stock. The issuance and sale of the Offered Shares as contemplated hereby will not cause any holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company to have any right to acquire any shares of preferred stock of the Company.

(pp) No Contract Terminations. Neither the Company nor any of its subsidiaries has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Registration Statement, the Time of Sale Prospectus or the Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company or any of its subsidiaries or, to the Company’s knowledge, any other party to any such contract or agreement, which threat of termination or non-renewal has not been rescinded as of the date hereof.

(qq) Dividend Restrictions. No subsidiary of the Company is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such subsidiary’s equity securities or from repaying to the Company or any other subsidiary of the Company any amounts that may from time to time become due under any loans or advances to such subsidiary from the Company or from transferring any property or assets to the Company or to any other subsidiary.

Any certificate signed by any officer of the Company or any of its subsidiaries and delivered to any Underwriter or to counsel for the Underwriters in connection with the offering, or the purchase and sale, of the Offered Shares shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

The Company acknowledges that the Underwriters and, for purposes of the opinions to be delivered pursuant to Section 6 hereof, counsel to the Company and counsel to the Underwriters, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

Section 2. Purchase, Sale and Delivery of the Offered Shares.

(a) The Offered Shares. Upon the terms herein set forth, the Company agrees to issue and sell to the several Underwriters an aggregate of 6,154,000 Offered Shares. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company the respective number of Offered Shares set forth opposite their names on Schedule A. The purchase price per Offered Share to be paid by the several Underwriters to the Company shall be $3.0875 per share.

(b) The Closing Date. Delivery of the Offered Shares to be purchased by the Underwriters and payment therefor shall be made at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (“Mintz Levin”) (or such other place as may be agreed to by the Company and the Representatives) at 9:00 a.m. New York time, on July 5, 2012 or such other time and date not later than 1:30 p.m. New York time, on July 19, 2012 as the Representatives shall designate by notice to the Company (the time and date of such closing are called the “Closing Date”). The Company hereby acknowledges that circumstances under which the Representatives may provide notice to postpone the Closing Date as originally scheduled include, but are not limited to, any determination by the Company or the Representatives to re-circulate copies of an amended or supplemented Prospectus or a delay as contemplated by the provisions of Section 11.

(c) Offering of the Offered Shares. The Representatives hereby advise the Company that the Underwriters intend to offer for sale, initially on the terms set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, their respective portions of the Offered Shares as soon after this Agreement has been executed as the Representatives, in their sole judgment, have determined is advisable and practicable.

(d) Payment for the Offered Shares. (i) Payment for the Offered Shares shall be made at the Closing Date by wire transfer of immediately available funds to the order of the Company.

(ii) It is understood that the Representatives have been authorized, for their own accounts and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Offered Shares the Underwriters have agreed to purchase. Each of Jefferies and Leerink, individually and not as the Representatives of the Underwriters, may (but shall not be obligated to) make payment for any Offered Shares to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the Closing Date for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

(e) Delivery of the Offered Shares. The Company shall deliver, or cause to be delivered, through the facilities of The Depository Trust Company (“DTC”), to the Representatives for the accounts of the several Underwriters the Offered Shares at the Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Offered Shares shall be registered in such names and denominations as the Representatives shall have requested at least two full business days prior to the Closing Date and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City as the Representatives may designate. Subject to Section 11, time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

Section 3. Additional Covenants of the Company. The Company further covenants and agrees with each Underwriter as follows:

(a) Delivery of Registration Statement, Time of Sale Prospectus and Prospectus. The Company shall furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period when a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with sales of the Offered Shares, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

(b) Representatives’ Review of Proposed Amendments and Supplements. During the period when a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with

Rule 172 under the Securities Act or any similar rule), the Company (i) will furnish to the Representatives for review, a reasonable period of time prior to the proposed time of filing of any proposed amendment or supplement to the Registration Statement, a copy of each such amendment or supplement and (ii) will not amend or supplement the Registration Statement (including any amendment or supplement through incorporation of any report filed under the Exchange Act) without the Representatives’ prior written consent. Prior to amending or supplementing the Time of Sale Prospectus or the Prospectus (including any amendment or supplement through incorporation of any report filed under the Exchange Act), the Company shall furnish to the Representatives for review, a reasonable amount of time prior to the time of filing or use of the proposed amendment or supplement, a copy of each such proposed amendment or supplement. The Company shall not file or use any such proposed amendment or supplement without the Representatives’ prior written consent. The Company shall file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(c) Free Writing Prospectuses. The Company shall furnish to the Representatives for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each proposed free writing prospectus or any amendment or supplement thereto to be prepared by or on behalf of, used by, or referred to by the Company, and the Company shall not file, use or refer to any proposed free writing prospectus or any amendment or supplement thereto without the Representatives’ prior written consent. The Company shall furnish to each Underwriter, without charge, as many copies of any free writing prospectus prepared by or on behalf of, or used by the Company, as such Underwriter may reasonably request. If at any time when a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with sales of the Offered Shares (but in any event if at any time through and including the Closing Date) there occurred or occurs an event or development as a result of which any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such time, not misleading, the Company shall promptly amend or supplement such free writing prospectus to eliminate or correct such conflict so that the statements in such free writing prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such time, not misleading, as the case may be; provided, however, that prior to amending or supplementing any such free writing prospectus, the Company shall furnish to the Representatives for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of such proposed amended or supplemented free writing prospectus, and the Company shall not file, use or refer to any such amended or supplemented free writing prospectus without the Representatives’ prior written consent.

(d) Filing of Underwriter Free Writing Prospectuses. The Company shall not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(e) Amendments and Supplements to Time of Sale Prospectus. If the Time of Sale Prospectus is being used to solicit offers to buy the Offered Shares at a time when the Prospectus is not yet available to prospective purchasers, and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus so that the Time of Sale Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) to a prospective purchaser, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement, or if, in the opinion of the Representatives or counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, the Company shall (subject to Section 3(b) and Section 3(c) hereof) promptly prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) to a prospective purchaser, not misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the information contained in the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(f) Certain Notifications and Required Actions. After the date of this Agreement, and during the period when a prospectus is required by the Securities Act to be delivered, the Company shall promptly advise the Representatives in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to the Time of Sale Prospectus, any free writing prospectus or the Prospectus, (iii) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any amendment or supplement to the Time of Sale Prospectus or the Prospectus or of any order preventing or suspending the use of the Time of Sale Prospectus, any free writing prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Shares from any securities exchange upon which they are listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with all applicable provisions of Rule 424(b), Rule 433 and Rule 430B under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under Rule 424(b) or Rule 433 were received in a timely manner by the Commission.

(g) Amendments and Supplements to the Prospectus and Other Securities Act Matters. If any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus so that the Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) to a purchaser, not misleading, or if in the opinion of the Representatives or counsel for the Underwriters it is otherwise necessary to amend or supplement the Prospectus to comply with applicable law, the Company agrees (subject to Section 3(b) and Section 3(c)) hereof to promptly prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) to a purchaser, not misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law. Neither the Representatives’ consent to, nor delivery of, any such amendment or supplement shall constitute a waiver of any of the Company’s obligations under Section 3(b) or Section 3(c).

(h) Blue Sky Compliance. The Company shall cooperate with the Representatives and counsel for the Underwriters to qualify or register the Offered Shares for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or Canadian provincial securities laws (or other foreign laws) of those jurisdictions designated by the Representatives, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Offered Shares. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Offered Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its reasonable best efforts to obtain the withdrawal thereof at the earliest possible moment.

(i) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Offered Shares sold by it in the manner described under the caption “Use of Proceeds” in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(j) Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Shares.

(k) Earnings Statement. The Company will make generally available to its security holders and to the Representatives as soon as practicable an earnings statement (which need not be audited) covering a period of at least twelve months beginning with the first fiscal quarter of the Company commencing after the date of this Agreement that will satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

(l) Continued Compliance with Securities Laws. The Company will comply with the Securities Act and the Exchange Act so as to permit the completion of the distribution of the Offered Shares as contemplated by this Agreement, the Registration Statement, the Time of Sale Prospectus and the Prospectus. Without limiting the generality of the foregoing, the Company will, during the period when a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule, file on a timely basis with the Commission and the NASDAQ all reports and documents required to be filed by the Company under the Exchange Act.

(m) Listing. The Company will use its best efforts to list, subject to notice of issuance, the Offered Shares on the NASDAQ.

(n) Company to Provide Copy of the Prospectus in Form That May be Downloaded from the Internet. If requested by the Representatives, the Company shall cause to be prepared and delivered, at its expense, within one business day from the effective date of this Agreement, to the Representatives an “electronic Prospectus” to be used by the Underwriters in connection with the offering and sale of the Offered Shares. As used herein, the term “electronic Prospectus” means a form of Time of Sale Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, reasonably satisfactory to the Representatives, that may be transmitted electronically by the Representatives and the other Underwriters to offerees and purchasers of the Offered Shares; (ii) it shall disclose the same information as the paper Time of Sale Prospectus, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic Prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, reasonably satisfactory to the Representatives, that will allow investors to store and have continuously ready access to the Time of Sale Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the Internet as a whole and for on-line time). The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission and in the Registration Statement at the time it was declared effective an undertaking that, upon receipt of a request by an investor or his or her representative, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Time of Sale Prospectus.

(o) Agreement Not to Offer or Sell Additional Shares. During the period commencing on and including the date hereof and continuing through and including the 90th day following the date of the Prospectus (as the same may be extended as described below, the “Lock-up Period”), the Company will not, without the prior written consent of the Representatives (which consent may be withheld in their sole discretion), directly or indirectly:

(i) sell, offer to sell, contract to sell or lend any Shares or Related Securities (as hereinafter defined); (ii) effect any short sale or establish or increase any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) or liquidate or decrease any “call equivalent position” (as defined in Rule 16a-1(b) under the Exchange Act) with respect to any Shares or Related Securities; (iii) pledge, hypothecate or grant any security interest in any Shares or Related Securities; (iv) in any other way transfer or dispose of Shares or Related Securities; (v) enter into any swap, hedge or similar arrangement or agreement that transfers, in whole or in part, the economic risk of ownership of Shares or Related Securities, regardless of whether any such transaction is to be settled in securities, in cash or otherwise; (vi) announce the offering of any Shares or Related Securities; (vii) file any registration statement under the Securities Act in respect of any Shares or Related Securities (other than as contemplated by this Agreement with respect to the Offered Shares); or (viii) publicly announce the intention to do any of the foregoing; provided, however, that the Company may (i) issue Shares upon exercise of outstanding options or warrants or upon settlement of outstanding phantom stock units or (ii) issue options or other equity awards pursuant to any stock option, stock bonus or stock plan or arrangement, so long as, in the case of (i), the outstanding options, warrants or phantom stock units are described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and, in the case of (ii), except for phantom stock unit awards to directors who have executed a Lock-up Agreement for the benefit of an Underwriter or Underwriters under a stock option, stock bonus or stock plan or arrangement described in the Registration Statement, Time of Sale Prospectus and the Prospectus, such awards do not vest or do not become exercisable during the lock-up period and the plans or arrangements under which they are made are described in the Registration Statement, the Time of Sale Prospectus and the Prospectus. For purposes of the foregoing, “Related Securities” shall mean any options or warrants or other rights to acquire Shares or any securities exchangeable or exercisable for or convertible into Shares, or to acquire other securities or rights ultimately exchangeable or exercisable for, or convertible into, Shares. If (i) during the last 17 days of the 90-day initial lock-up period, the Company issues an earnings release or discloses material news or a material event relating to the Company occurs, or (ii) prior to the expiration of such period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of such period, then in each case the Lock-up Period will be extended until the expiration of the 18-day period beginning on the date of the issuance of the earnings release or the disclosure of the material news or occurrence of the material event, as applicable, unless the Representatives waive, in writing, such extension (which waiver may be withheld in their sole discretion). The Company will provide the Representatives with prior notice of any such announcement that gives rise to an extension of the Lock-up Period.

(p) Future Reports to the Representatives. During the period of five years hereafter, the Company will furnish to the Representatives, c/o Jefferies & Company, Inc., 520 Madison Avenue, New York, New York 10022, Attention: General Counsel, and c/o Leerink Swann LLC, at One Federal Street, 37th Floor, Boston, Massachusetts 02110 Attention: Timothy A.G. Gerhold: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders’ equity and cash flows for the year then ended and the opinion thereon of the Company’s independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company furnished or made available generally to holders of its capital stock; provided, however, that the requirements of this Section 3(p) shall be satisfied to the extent that such reports, statement, communications, financial statements or other documents are available on EDGAR.

(q) Investment Limitation. The Company shall not invest or otherwise use the proceeds received by the Company from its sale of the Offered Shares in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the Investment Company Act.

(r) No Stabilization or Manipulation; Compliance with Regulation M. The Company will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Shares or any reference security (as such term is defined in Regulation M) with respect to the Shares, whether to facilitate the sale or resale of the Offered Shares or otherwise, and the Company will, and shall cause each of its affiliates to, comply with all applicable provisions of Regulation M.

(s) Enforce Lock-Up Agreements. During the Lock-up Period, the Company will enforce all agreements between the Company and any of its security holders that restrict or prohibit, expressly or in operation, the offer, sale or transfer of Shares or Related Securities or any of the other actions restricted or prohibited under the terms of the form of Lock-up Agreement. In addition, the Company will direct the transfer agent to place stop transfer restrictions upon any such securities of the Company that are bound by such “lock-up” agreements for the duration of the periods contemplated in such agreements, including, without limitation, “lock-up” agreements entered into by the Company’s officers and directors pursuant to Section 6(i) hereof.

(t) Company to Provide Interim Financial Statements. Prior to the Closing Date, the Company will furnish the Underwriters, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Registration Statement and the Prospectus.

(u) Announcement Regarding Lock-ups. The Company agrees to announce the Underwriters’ intention to release any director or “officer” (within the meaning of Rule 16a-1(f) under the Exchange Act) of the Company from any of the restrictions imposed by any Lock-Up Agreement, by issuing, through a major news service, a press release in form and substance satisfactory to the Representatives promptly following the Company’s receipt of any notification from the Representatives in which such intention is indicated, but in any case not later than the close of the third business day prior to the date on which such release or waiver is to become effective; provided, however, that nothing shall prevent the Representatives, on behalf of the Underwriters, from announcing the same through a major news service, irrespective of whether the Company has made the required announcement, and the Company expressly agrees and consents that the Representatives will be entitled to do so; and further provided that no such announcement shall be made of any release or waiver granted solely to permit a transfer of securities that is not for consideration and where the transferee has agreed in writing to be bound by the terms of a Lock-Up Agreement in the form set forth as Exhibit C hereto.

Section 4. Payment of Expenses. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Offered Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Shares, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Offered Shares to the Underwriters, (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), the Time of Sale Prospectus, the Prospectus, each free writing prospectus prepared by or on behalf of, used by, or referred to by the Company, and all amendments and supplements thereto, and this Agreement, (vi) all filing fees, attorneys’ fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Offered Shares for offer and sale under the state securities or blue sky laws or the provincial securities laws of Canada, and, if requested by the Representatives, preparing and printing a “Blue Sky Survey” or memorandum and a “Canadian wrapper”, and any supplements thereto, and advising the Underwriters of such qualifications, registrations, determinations and exemptions, provided, however, that the Company shall not be responsible for any fees and expenses related to this clause (vi) in excess of $20,000 in the aggregate, (vii) the costs, fees and expenses incurred by the Underwriters in connection with determining their compliance with the rules and regulations of FINRA related to the Underwriters’ participation in the offering and distribution of the Offered Shares, including any related filing fees and the legal fees of, and disbursements by, counsel to the Underwriters, provided, however, that the Company shall not be responsible for any fees and expenses related to this clause (vii) in excess of $20,000 in the aggregate, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the offering of the Offered Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, and travel and lodging expenses of the representatives, employees and officers of the Company and any such consultants, (ix) the fees and expenses associated with listing the Offered Shares on the NASDAQ, and (x) all other fees, costs and expenses of the nature referred to in Item 14 of Part II of the Registration Statement. Except as provided in this Section 4 or in Section 7, Section 9 or Section 10 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.

Section 5. Covenant of the Underwriters. Each Underwriter severally and not jointly covenants with the Company not to take any action that would result in the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not, but for such actions, be required to be filed by the Company under Rule 433(d).

Section 6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Offered Shares as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made, to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

(a) Comfort Letter. On the date hereof, the Representatives shall have received from KPMG LLP and BDO Audit (WA) Pty Ltd, a letter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representatives, with executed copies for each of the Representatives, containing statements and information of the type ordinarily included in accountant’s “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements audited or reviewed by them and certain financial information contained in the Registration Statement, the Time of Sale Prospectus, and each free writing prospectus, if any.

(b) Compliance with Registration Requirements; No Stop Order; No Objection from FINRA.

(i) The Company shall have filed the Prospectus with the Commission (including the information previously omitted from the Registration Statement pursuant to Rule 430B under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information previously omitted pursuant to such Rule 430B, and such post-effective amendment shall have become effective.

(ii) No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment to the Registration Statement shall be in effect, and no proceedings for such purpose shall have been instituted or threatened by the Commission.

(iii) If a filing has been made with FINRA, FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(c) No Material Adverse Change. For the period from and after the date of this Agreement and through and including the Closing Date, in the judgment of the Representatives, there shall not have occurred any Material Adverse Change.

(d) Opinion of Counsel for the Company. On the Closing Date, the Representatives shall have received the opinion and negative assurance letter of DLA Piper LLP (US), U.S. counsel for the Company and DLA Piper

Australia, Australian counsel for the Company, dated as of such date, in the form attached hereto as Exhibit A-1 and Exhibit A-2, respectively, with executed copies for each of the Representatives.

(e) Opinion of Intellectual Property Counsel for the Company. On the Closing Date, the Representatives shall have received the opinion of Fisher Adams Kelly Patent and Trademark Attorneys, patent, counsel for the Company with respect to the Company’s Intellectual Property in the U.S., dated as of such date, in the form attached hereto as Exhibit B, with executed copies for each of the Representatives.

(f) Opinion of Counsel for the Underwriters. On the Closing Date the Representatives shall have received the opinion of Mintz Levin, counsel for the Underwriters in connection with the offer and sale of the Offered Shares, in form and substance satisfactory to the Underwriters, dated as of such date, with executed copies for each of the Representatives.

(g) Officers’ Certificate. On the Closing Date, the Representatives shall have received a certificate executed by the Chief Executive Officer or President of the Company and the Chief Financial Officer of the Company, dated as of such date, solely in such person’s capacity as an officer of the Company and not in his individual capacity, with executed copies for each of the Representatives, to the effect set forth in Section 6(b)(ii) and further to the effect that:

(i) for the period from and including the date of this Agreement through and including such date, there has not occurred any Material Adverse Change;

(ii) the representations, warranties and covenants of the Company set forth in Section 1 of this Agreement are true and correct with the same force and effect as though expressly made on and as of such date; and

(iii) the Company has complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such date.

(h) Bring-down Comfort Letter. On the Closing Date the Representatives shall have received from KPMG LLP and BDO Audit (WA) Pty Ltd., independent registered public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Representatives, with executed copies for each of the Representatives, which letter shall (i) reaffirm the statements made in the letter furnished by them pursuant to Section 6(a), except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Closing Date, as the case may be; and (ii) cover certain financial information contained in the Prospectus.

(i) Lock-Up Agreements. On or prior to the date hereof, the Company shall have furnished to the Representatives an agreement in the form of Exhibit C hereto from each of the persons listed on Exhibit D hereto, and each such agreement shall be in full force and effect on each of the Closing Date.

(j) Additional Documents. On or before the Closing Date, the Representatives and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably request for the purposes of enabling them to pass upon the issuance and sale of the Offered Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Offered Shares as contemplated herein and in connection with the other transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.

If any condition specified in this Section 6 is not satisfied when and as required to be satisfied and is waived by the Representatives (any such waiver to be within their complete and sole discretion) this Agreement may be terminated by the Representatives by notice from the Representatives to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 7, Section 9 and Section 10 shall at all times be effective and shall survive such termination.

Section 7. Reimbursement of Underwriters’ Expenses. If this Agreement is terminated by the Representative pursuant to Section 6, Section 11 or Section 12, or if the sale to the Underwriters of the Offered Shares on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representatives and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all reasonable out-of-pocket expenses that shall have been reasonably incurred by the Representatives and the Underwriters in connection with the proposed purchase and the offering and sale of the Offered Shares, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

Section 8. Effectiveness of this Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

Section 9. Indemnification.

(a) Indemnification of the Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, directors, officers, employees and agents, and each person, if any, who controls any Underwriter within the meaning of the Securities Act or the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such affiliate, director, officer, employee, agent or controlling person may become subject, under the Securities Act, the Exchange Act, other federal or state statutory law or regulation, or the laws or regulations of foreign jurisdictions where Offered Shares have been offered or sold or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon (A) (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact included in the Base Prospectus, the Time of Sale Prospectus, any free writing prospectus that the Company has used, referred to or filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, or the Prospectus (or any amendment or supplement to the foregoing), or the omission or alleged omission to state therein a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading; or (B) the violation of any laws or regulations of foreign jurisdictions where Offered Shares have been offered or sold; and to reimburse each Underwriter and each such affiliate, director, officer, employee, agent and controlling person for any and all expenses (including the reasonable fees and disbursements of counsel) as such expenses are reasonably incurred by such Underwriter or such affiliate, director, officer, employee, agent or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company by the Representatives in writing expressly for use in the Registration Statement, the Time of Sale Prospectus, any such free writing prospectus or the Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the information described in Section 9(b) below. The indemnity agreement set forth in this Section 9(a) shall be in addition to any liabilities that the Company may otherwise have.

(b) Indemnification of the Company, its Directors and Officers. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the

Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in the Time of Sale Prospectus, any free writing prospectus that the Company has used, referred to or filed, or is required to file, pursuant to Rule 433 of the Securities Act, or the Prospectus (or any such amendment or supplement) or the omission or alleged omission to state therein a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading, in the case of each of clauses (i) and (ii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Time of Sale Prospectus, such free writing prospectus, the Prospectus (or any such amendment or supplement), in reliance upon and in conformity with information relating to such Underwriter furnished to the Company by the Representatives in writing expressly for use therein; and to reimburse the Company, or any such director, officer or controlling person for any and all expenses (including the fees and disbursements of counsel) as such expenses are reasonably incurred by the Company, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company hereby acknowledges that the only information that the Representatives has furnished to the Company expressly for use in the Registration Statement, the Time of Sale Prospectus, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, or the Prospectus (or any amendment or supplement to the foregoing) are the statements set forth in the third and fourth paragraph under the caption “Underwriting”, the first paragraph under the caption “Underwriting — Commission and Expenses” and the first paragraphs under the caption “Underwriting — Price Stabilization” in the Final Prospectus Supplement. The indemnity agreement set forth in this Section 9(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

(c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party to the extent the indemnifying party is not materially prejudiced as a proximate result of such failure and shall not in any event relieve the indemnifying party from any liability that it may have otherwise than on account of this indemnity agreement. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel (together with local counsel), representing the indemnified parties who are parties to such action), which counsel (together with any local counsel) for the indemnified parties shall be selected by the Representatives (in the case of counsel for the indemnified parties referred to in Section 9(a) above) or by the Company (in the case of counsel for the indemnified parties referred to in Section 9(b) above)) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party and shall be paid as they are incurred.

(d) Settlements. The indemnifying party under this Section 9 shall not be liable for any settlement of any proceeding effected without its prior written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 9(c) hereof, the indemnifying party shall be liable for any settlement of any proceeding effected without its prior written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

Section 10. Contribution. If the indemnification provided for in Section 9 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Offered Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Offered Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Offered Shares pursuant to this Agreement (before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth on the front cover page of the Prospectus, bear to the aggregate offering price of the Offered Shares as set forth on such cover. The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Underwriters, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 9(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 9(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 10; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 9(c) for purposes of indemnification.

The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 10.

Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions received by such Underwriter in connection with the Offered Shares underwritten by it and distributed to investors. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 10 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their respective names on Schedule A. For purposes of this Section 10, each affiliate, director, officer, employee and agent of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

Section 11. Default of One or More of the Several Underwriters. If, on the Closing Date any one or more of the several Underwriters shall fail or refuse to purchase Offered Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Offered Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Offered Shares to be purchased on such date, the Representatives may make arrangements satisfactory to the Company for the purchase of such Offered Shares by other persons, including any of the Underwriters, but if no such arrangements are made by such date, the other Underwriters shall be obligated, severally and not jointly, in the proportions that the number of Offered Shares set forth opposite their respective names on Schedule A bears to the aggregate number of Offered Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representatives with the consent of the non-defaulting Underwriters, to purchase the Offered Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the Closing Date any one or more of the Underwriters shall fail or refuse to purchase Offered Shares and the aggregate number of Offered Shares with respect to which such default occurs exceeds 10% of the aggregate number of Offered Shares to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Offered Shares are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 4, Section 7, Section 9 and Section 10 shall at all times be effective and shall survive such termination. In any such case either the Representatives or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

As used in this Agreement, the term “Underwriter” shall be deemed to include any person substituted for a defaulting Underwriter under this Section 11. Any action taken under this Section 11 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

Section 12. Termination of this Agreement. Prior to the purchase of the Offered Shares by the Underwriters on the Closing Date, this Agreement may be terminated by the Representatives by notice given to the Company if at any time (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by the NASDAQ, or trading in securities generally on either the NASDAQ or the NYSE shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges; (ii) a general banking moratorium shall have been declared by any of federal, New York, Delaware or Pennsylvania authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Representatives is material and adverse and makes it impracticable to market the Offered Shares in the manner and on the terms described in the Time of Sale Prospectus or the Prospectus or to enforce contracts for the sale of securities; (iv) in the judgment of the Representatives there shall have occurred any Material Adverse Change; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Representatives may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 12 shall be without liability on the part of (a) the Company to any Underwriter, except that the Company shall be obligated to reimburse the expenses of the Representatives and the Underwriters pursuant to Section 4 or Section 7 hereof or (b) any Underwriter to the Company; provided, however, that the provisions of Section 9 and Section 10 shall at all times be effective and shall survive such termination.

Section 13. No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that (a) the purchase and sale of the Offered Shares pursuant to this Agreement, including the determination of the offering price of the Offered Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company, or its stockholders, or its creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and no Underwriter has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

Section 14. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of its or their partners, officers or directors or any controlling person, as the case may be, and, anything herein to the contrary notwithstanding, will survive delivery of and payment for the Offered Shares sold hereunder and any termination of this Agreement.

Section 15. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Representatives:

Jefferies & Company, Inc.

520 Madison Avenue

New York, New York 10022

Attention: General Counsel

Leerink Swann LLC

One Federal Street, 37th Floor

Boston, Massachusetts 02110

Attention: Timothy A.G. Gerhold

with a copy to:	Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. 666 Third Avenue New York, NY 10017 Attention: William C. Hicks

If to the Company:	Unilife Corporation 250 Cross Farm Lane York, PA 17406 Facsimile: (717) 384-3401 Attention: General Counsel

with a copy to:	DLA Piper LLP (US) 1251 Avenue of the Americas New York, NY 10020 Attention: Marjorie Sybul Adams

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 16. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 11 hereof, and to the benefit of the affiliates, directors, officers, employees, agents and controlling persons referred to in Section 9 and Section 10, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Offered Shares as such from any of the Underwriters merely by reason of such purchase.

Section 17. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 18. Governing Law Provisions. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

Section 19. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 9 and the contribution provisions of Section 10, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Section 9 and Section 10 hereof fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, the Time of Sale Prospectus, each free writing prospectus and the Prospectus (and any amendments and supplements to the foregoing), as contemplated by the Securities Act and the Exchange Act.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

UNILIFE CORPORATION

By:	/s/ Alan D. Shortall
Name:	Alan D. Shortall
Title:	Chief Executive Officer

The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representatives in New York, New York as of the date first above written.

JEFFERIES & COMPANY, INC.

LEERINK SWANN LLC

Acting individually and as Representatives

of the several Underwriters named in

the attached Schedule A.

JEFFERIES & COMPANY, INC.

By:	/s/ Kevin J. Sheridan
Name:	Kevin Sheridan
Title:	Managing Director

LEERINK SWANN LLC

By:	/s/ Peter C. Day
Name:	Peter C. Day
Title:	Managing Director

Schedule A

Underwriters	Number of Offered Shares to be Purchased
Jefferies & Company, Inc.	3,077,000
Leerink Swann LLC	3,077,000

Total	6,154,000

Schedule A - 1

Schedule B

Free Writing Prospectuses Included in the Time of Sale Prospectus

None.

Schedule B - 1

Exhibit C

Form of Lock-up Agreement

June 28, 2012

JEFFERIES & COMPANY, INC.

LEERINK SWANN LLC

As Representatives of the Several Underwriters

c/o Jefferies & Company, Inc.

520 Madison Avenue, 12th floor

New York, NY 10022

c/o Leerink Swann LLC

One Federal Street, 37th Floor

Boston, Massachusetts 02110

RE: Unilife Corporation (the “Company”)

Ladies & Gentlemen:

The undersigned is an owner of shares of common stock, par value $0.01 per share, of the Company (“Shares”) or of securities convertible into or exchangeable or exercisable for Shares. The Company proposes to conduct a public offering of Shares (the “Offering”) for which Jefferies & Company, Inc. and Leerink Swann LLC will act as the representatives (the “Representatives”) of the underwriters (the “Underwriters”). The undersigned recognizes that the Offering will benefit each of the Company and the undersigned. The undersigned acknowledges that the Underwriters are relying on the representations and agreements of the undersigned contained in this letter agreement in conducting the Offering and, at a subsequent date, in entering into an underwriting agreement (the “Underwriting Agreement”) and other underwriting arrangements with the Company with respect to the Offering.

Annex A sets forth definitions for capitalized terms used in this letter agreement that are not defined in the body of this agreement. Those definitions are a part of this agreement.

In consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees that, during the Lock-up Period, the undersigned will not (and will cause any Family Member not to), without the prior written consent of the Representatives, which may withhold their consent in their sole discretion:

•

Sell or Offer to Sell any Shares or Related Securities currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by the undersigned or such Family Member,

•	enter into any Swap,

•

make any demand for, or exercise any right with respect to, the registration under the Securities Act of the offer and sale of any Shares or Related Securities, or cause to be filed a registration statement, prospectus or prospectus supplement (or an amendment or supplement thereto) with respect to any such registration, or

•	publicly announce any intention to do any of the foregoing.

The foregoing will not apply to the registration of the offer and sale of the Shares, and the sale of the Shares to the Underwriters, in each case as contemplated by the Underwriting Agreement. In addition, the foregoing restrictions shall not apply to the transfer of Shares or Related Securities by gift, or by will or intestate succession; provided, however, that in any such case, it shall be a condition to such transfer that:

•

each transferee executes and delivers to the Underwriters an agreement in form and substance satisfactory to the Representatives stating that such transferee is receiving and holding such Shares and/or Related Securities subject to the provisions of this letter agreement and agrees not to Sell or Offer to Sell such Shares and/or Related Securities, engage in any Swap or engage in any other activities restricted under this letter agreement except in accordance with this letter agreement (as if such transferee had been an original signatory hereto), and

•

prior to the expiration of the Lock-up Period, no public disclosure or filing under the Exchange Act by any party to the transfer (donor, donee, transferor or transferee) shall be required, or made voluntarily, reporting a reduction in beneficial ownership of Shares in connection with such transfer.

The undersigned acknowledges and agrees that written notice by the Representatives to the Company of any extension of the 90-day initial lock-up period will be deemed to have been given to, and received by, the undersigned. The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this letter agreement during the period from the date of this letter agreement through the close of trading on the date that is the 34th day following the expiration of the 90-day initial lock-up period, the undersigned will give notice thereof to the Company and will not consummate any such transaction or take any such action unless the undersigned has received written confirmation from the Company that the Lock-Up Period has expired.

In addition, if the undersigned is an officer or director of the Company, (i) the Underwriters agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Shares, the Representatives will notify the Company of the impending release or waiver, and (ii) the Company (in accordance with the provisions of the Underwriting Agreement entered into in connection with the Offering (the “Underwriting Agreement”)) will announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Representatives hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if both (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this letter agreement that are applicable to the transferor to the extent and for the duration that such terms remain in effect at the time of the transfer.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of Shares or Related Securities held by the undersigned and the undersigned’s Family Members, if any, except in compliance with the foregoing restrictions.

With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of the offer and sale of any Shares and/or any Related Securities owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

The undersigned confirms that the undersigned has not, and has no knowledge that any Family Member has, directly or indirectly, taken any action designed to or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Shares. The undersigned will not, and will cause any Family Member not to take, directly or indirectly, any such action.

Whether or not the Offering occurs as currently contemplated or at all depends on market conditions and other factors. The Offering will only be made pursuant to the Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

If (i) the Company notifies the Representatives in writing that it does not intend to proceed with the Offering, (ii) the Underwriting Agreement is not executed by July 31, 2012, or (iii) the Underwriting Agreement

(other than the provisions thereof which survive termination) shall terminate or be terminated for any reason prior to payment for and delivery of any Shares to be sold thereunder, then this letter agreement shall immediately be terminated and the undersigned shall automatically be released from all of his or her obligations under this letter agreement.

The undersigned hereby represents and warrants that the undersigned has full power, capacity and authority to enter into this letter agreement. This letter agreement is irrevocable and will be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned.

This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Signature

Printed Name of Person Signing

(Indicate capacity of person signing if signing as

custodian or trustee, or on behalf of an entity)

Certain Defined Terms

Used in Lock-up Agreement

For purposes of the letter agreement to which this Annex A is attached and of which it is made a part:

•	“Call Equivalent Position” shall have the meaning set forth in Rule 16a-1(b) under the Exchange Act.

•	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

•

“Family Member” shall mean the spouse of the undersigned, an immediate family member of the undersigned or an immediate family member of the undersigned’s spouse, in each case living in the undersigned’s household or whose principal residence is the undersigned’s household (regardless of whether such spouse or family member may at the time be living elsewhere due to educational activities, health care treatment, military service, temporary internship or employment or otherwise). “Immediate family member” as used above shall have the meaning set forth in Rule 16a-1(e) under the Exchange Act.

•

“Lock-up Period” shall mean the period beginning on the date hereof and continuing through the close of trading on the date that is 90 days after the date of the Prospectus (as defined in the Underwriting Agreement); provided, that, if (i) during the last 17 days of the 90-day initial lock-up period, the Company issues an earnings release or discloses material news or a material event relating to the Company occurs or (ii) prior to the expiration of such period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of such period, then in each case the Lock-up Period will be extended until the expiration of the 18-day period beginning on the date of the issuance of the earnings release or the disclosure of the material news or occurrence of the material event, as applicable, unless the Representatives waive, in writing, such extension. If the initial lock-up period is extended pursuant to the provisions above, “Lock-up Period” shall mean the period described in the first clause of this paragraph, as so extended.

•	“Put Equivalent Position” shall have the meaning set forth in Rule 16a-1(h) under the Exchange Act.

•

“Related Securities” shall mean any options or warrants or other rights to acquire Shares or any securities exchangeable or exercisable for or convertible into Shares, or to acquire other securities or rights ultimately exchangeable or exercisable for or convertible into Shares.

•	“Securities Act” shall mean the Securities Act of 1933, as amended.

•	“Sell or Offer to Sell” shall mean to:

•	sell, offer to sell, contract to sell or lend,

•	effect any short sale or establish or increase a Put Equivalent Position or liquidate or decrease any Call Equivalent Position

•	pledge, hypothecate or grant any security interest in, or

•	in any other way transfer or dispose of, in each case whether effected directly or indirectly.

•

“Swap” shall mean any swap, hedge or similar arrangement or agreement that transfers, in whole or in part, the economic risk of ownership of Shares or Related Securities, regardless of whether any such transaction is to be settled in securities, in cash or otherwise.

Capitalized terms not defined in this Annex A shall have the meanings given to them in the body of this lock-up agreement.

Exhibit D

Directors, Officers and Others

Signing Lock-up Agreement

Directors:

Slavko James Joseph Bosnjak

Alan Shortall

John Lund

William Galle

Jeff Carter

Mary Katherine Wold

Marc S. Firestone

Officers:

Ramin Mojdehbakhsh

R. Richard Wieland II

Mark V. Iampietro

J. Christopher Naftzger

Dennis Pyers

Exhibit D - 1

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Unilife Corporation

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 12:00 p.m., Eastern Standard Time, on November 28, 2012.

Vote by Internet

- Go to **www.envisionreports.com/unis**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

	For	Withhold		For	Withhold		For	Withhold
01 - Slavko James Joseph Bosnjak	☐	☐	02 - Jeff Carter	☐	☐	03 - William Galle	☐	☐
04 - John Lund	☐	☐	05 - Mary Katherine Wold	☐	☐	06 - Alan D. Shortall	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

1 U P X 1 4 5 2 1 8 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

01IU8D

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Unilife Corporation

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNILIFE CORPORATION

Failing the individual or body corporate named in the paragraph below by the undersigned, a stockholder of Unilife Corporation, a Delaware corporation (the "Company"), or if no individual or body corporate is named in the paragraph below, the undersigned does hereby appoint R. Richard Wieland II and J. Christopher Naftzger and each of them as Proxies with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the annual meeting of stockholders of the Company to be held at Intercontinental New York Barclay, 111 East 48th Street, New York, New York 10017 USA, on Thursday, November 29, 2012, at 4:00 P.M., U.S. Eastern Standard Time (Friday, November 30, 2012, at 8:00 A.M., Australian Eastern Daylight Time) (the "Annual Meeting") and at any adjournment or postponement thereof, all of the shares of the Company's common stock that the undersigned would be entitled to vote if personally present. R. Richard Wieland II and J. Christopher Naftzger intend to vote undirected proxies in favor of proposals No. 1-4.

If the undersigned does not wish to appoint R. Richard Wieland II or J. Christopher Naftzger as Proxy, then the undersigned does hereby appoint ________________ as Proxy with full power of substitution, in the name, place and stead of the undersigned to vote at the Annual Meeting of Stockholders and at any adjournment or postponement thereof, all of the shares of the Company's common stock the undersigned would be entitled to vote if personally present.